As filed with the Securities and Exchange Commission on April 16, 2013

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.             ☐

Post-Effective Amendment No.            ☐

(Check appropriate box or boxes)

SUNAMERICA SERIES, INC.

(Exact Name of Registrant as Specified in the Charter)

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Address of Principal Executive Offices)

Telephone Number: (800) 858-8850

(Area Code and Telephone Number)

Gregory N. Bressler

General Counsel

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Name and Address of Agent for Service)

Copies to:

Christopher J. Tafone, Esq.

Paul Hastings LLP

75 East 55th Street

New York, New York 10022-3205

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of common stock, par value $0.0001 per share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective May 16, 2013, pursuant to Rule 488 under the Securities Act of 1933.

SUNAMERICA SERIES, INC.

Focused Small-Cap Value Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

May [    ], 2013

Dear Shareholder:

You are cordially invited to attend a special shareholders meeting (the “Special Meeting”) of the Focused Small-Cap Value Portfolio (the “Small-Cap Value Portfolio”), a series of SunAmerica Series, Inc., a Maryland corporation (the “Corporation”), to be held on Thursday, June 20, 2013. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on an important proposal affecting the Small-Cap Value Portfolio.

We are asking for your vote to approve a proposed reorganization of the Small-Cap Value Portfolio with the SunAmerica Strategic Value Portfolio (the “Strategic Value Portfolio”), also a series of the Corporation. In this reorganization, your Class A shares, Class B shares, and Class C shares would, in effect, be exchanged for Class A shares, Class B shares, and Class C shares, respectively, of the Strategic Value Portfolio with the same aggregate net asset value as the Small-Cap Value Portfolio shares that you currently hold. It is currently anticipated that the reorganization should be effected on a tax-free basis for federal income tax purposes.

The reorganization is being proposed because SunAmerica Asset Management Corp. (“SAAMCo”), the Small-Cap Value Portfolio’s and the Strategic Value Portfolio’s investment adviser, believes that shareholders of each portfolio will benefit more from the expected operating efficiencies and economies of scale that may be achieved by combining the portfolios’ assets in the reorganization, than by continuing to operate the two portfolios separately. SAAMCo believes that continuing to operate the Small-Cap Value Portfolio as currently constituted is not in the best interests of the Small-Cap Value Portfolio’s shareholders. SAAMCo further believes that it is in the best interests of the Small-Cap Value Portfolio’s shareholders to combine its assets with a portfolio that has a better performance history and a generally lower expense structure. In SAAMCo’s opinion, the Strategic Value Portfolio’s investment goal and strategies make it a compatible portfolio within the SunAmerica complex for a reorganization with the Small-Cap Value Portfolio.

The Board of Directors of the Corporation has determined that the proposed reorganization of the Small-Cap Value Portfolio with the Strategic Value Portfolio is in the best interests of the Small-Cap Value Portfolio and the Strategic Value Portfolio, and the interests of the Small-Cap Value Portfolio’s and the Strategic Value Portfolio’s existing shareholders will not be diluted as a result of the reorganization. If the reorganization is approved by shareholders, it is expected that the proposed reorganization will take effect in July of 2013. Included in this booklet is the following information about the upcoming Special Meeting:

•	A Notice of Special Meeting of Shareholders, which summarizes the matter on which you are being asked to vote; and

•

The Combined Prospectus/Proxy Statement, which provides detailed information on the Strategic Value Portfolio, the specific proposal being considered at the Special Meeting, and why the proposal is being made.

I encourage you to review the enclosed materials carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card;

•	By Internet at the website address listed on the enclosed proxy card;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

/s/ John T. Genoy

John T. Genoy

President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q: Why is a shareholder meeting being held?

A: You are being asked to approve an agreement and plan of reorganization (the “Reorganization Agreement”) between SunAmerica Series, Inc., a Maryland corporation (the “Corporation”), on behalf of its series, the Focused Small-Cap Value Portfolio (the “Small-Cap Value Portfolio”), and the Corporation, on behalf of its series, the SunAmerica Strategic Value Portfolio (the “Strategic Value Portfolio” and together with the Small-Cap Value Portfolio, the “Portfolios” and each, a “Portfolio”). The investment goals of the Small-Cap Value Portfolio and the Strategic Value Portfolio are identical in that both seek long-term growth of capital. The Strategic Value Portfolio pursues certain investment strategies that are compatible with and similar to those of the Small-Cap Value Portfolio, including following a value-oriented philosophy, while others are different. If the proposed reorganization (the “Reorganization”) is approved and completed, an account at the Strategic Value Portfolio will be set up in your name, you will become a shareholder of the Strategic Value Portfolio, and the Small-Cap Value Portfolio will be terminated as a series of the Corporation. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization and for a more complete description of the Strategic Value Portfolio.

Q: How does the Board of Directors suggest that I vote?

A: After careful consideration, the Board of Directors of the Corporation (the “Board of Directors”), on behalf of the Small-Cap Value Portfolio, has determined that the Reorganization is in the best interests of the Small-Cap Value Portfolio and that the interests of the Small-Cap Value Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, unanimously recommends that you cast your vote “For” the proposed Reorganization. In particular, the Board of Directors has determined, among other things, that shareholders of the Small-Cap Value Portfolio may benefit from (i) the expected operating efficiencies from the larger net asset size of the combined portfolio; (ii) the compatibility of the types of portfolio securities held by the Portfolios, the identical investment goals and value-oriented philosophy of each Portfolio, and certain other similarities between the investment strategies and risks of each Portfolio; and (iii) being invested in a Portfolio with a better overall performance history and a generally lower expense structure. Please refer to the enclosed Combined Prospectus/Proxy Statement for a detailed discussion of the factors that the Board of Directors considered when approving the Reorganization.

Q: How will the Reorganization affect me?

A: If shareholders of the Small-Cap Value Portfolio approve the proposed Reorganization, all the assets and liabilities of the Small-Cap Value Portfolio will be transferred to, and combined with, those of the Strategic Value Portfolio, an account will be set up in your name at the Strategic Value Portfolio and you will receive shares of the Strategic Value Portfolio. You will receive the same class of shares of the Strategic Value Portfolio as you currently hold of the Small-Cap Value Portfolio. The aggregate net asset value (“NAV”) of the shares you receive in the Reorganization will equal the aggregate NAV of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Small-Cap Value Portfolio will hold a smaller percentage of ownership in the combined portfolio than he or she held in the Small-Cap Value Portfolio prior to the Reorganization.

Q: In the Reorganization, will I receive shares of the Strategic Value Portfolio of the same class as the shares of the Small-Cap Value Portfolio that I now hold?

A: You will receive shares of the Strategic Value Portfolio of the same class as the shares you own of the Small-Cap Value Portfolio. While Class A shares of the Strategic Value Portfolio are subject to a front-end sales load, Class A shares of the Strategic Value Portfolio received in the Reorganization will not be subject to any sales load. For more detailed fee and expense information about each Portfolio’s classes, see “Summary—Fees and Expenses” and “Comparison of the Portfolios—Distribution and Service Fees” in the Combined Prospectus/Proxy Statement.

i

Q: Will I own the same number of shares of the Strategic Value Portfolio as I currently own of the Small-Cap Value Portfolio?

A: No. You will receive shares of the Strategic Value Portfolio with the same aggregate NAV as the shares of the Small-Cap Value Portfolio you own prior to the Reorganization. However, the number of shares you receive will depend on the relative NAV of the shares of the Small-Cap Value Portfolio and the Strategic Value Portfolio on the closing date. Thus, on the closing date, if the NAV of a share of the Strategic Value Portfolio is lower than the NAV of the corresponding share class of the Small-Cap Value Portfolio, you will receive a greater number of shares of the Strategic Value Portfolio in the Reorganization than you held in the Small-Cap Value Portfolio before the Reorganization. On the other hand, if the NAV of a share of the Strategic Value Portfolio is higher than the NAV of the corresponding share class of the Small-Cap Value Portfolio, you will receive fewer shares of the Strategic Value Portfolio in the Reorganization than you held in the Small-Cap Value Portfolio before the Reorganization. The aggregate NAV of your Strategic Value Portfolio shares immediately after the Reorganization will be the same as the aggregate NAV of your Small-Cap Value Portfolio shares immediately prior to the Reorganization.

Q: Will my privileges as a shareholder change after the Reorganization?

A: Your rights as a shareholder will not change in any substantial way as a result of the Reorganization, but you will be a shareholder of the Strategic Value Portfolio rather than of the Small-Cap Value Portfolio. The shareholder services available to you after the Reorganization will be identical.

Q: Who will advise the Strategic Value Portfolio once the Reorganization is completed?

A: The Small-Cap Value Portfolio is advised by SunAmerica Asset Management Corp. (“SAAMCo”). The Strategic Value Portfolio is also advised by SAAMCo and will continue to be advised by SAAMCo once the Reorganization is completed.

Q: Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A: No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Strategic Value Portfolio acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Small-Cap Value Portfolio shares, or (ii) you purchased your shares of any other fund advised by SAAMCo and subsequently exchanged them for shares of the Small-Cap Value Portfolio.

Q: How does the operating expense ratio of the Strategic Value Portfolio compare to that of the Small-Cap Value Portfolio?

A: Following the Reorganization, the gross and net operating expense ratios for Class A and Class C shares of the Strategic Value Portfolio are expected to be lower than the current gross and net operating expense ratios for Class A and Class C shares of the Small-Cap Value Portfolio. The gross operating expense ratio for Class B shares of the Strategic Value Portfolio is expected to be lower than the current gross operating expense ratio for Class B shares of the Small-Cap Value Portfolio, while the net operating expense ratio for Class B shares of the Strategic Value Portfolio is expected to be slightly higher than the current net operating expense ratios for Class B shares of the Small-Cap Value Portfolio. The contractual expense caps for each class of the Strategic Value Portfolio are the same as the contractual expense caps for the corresponding classes of the Small-Cap Value Portfolio, pursuant to an Expense Limitation Agreement with SAAMCo. For more detailed information about each Portfolio’s operating expense ratios, see “Summary—Fees and Expenses” in the Combined Prospectus/Proxy Statement.

Q: What will I have to do to open an account in the Strategic Value Portfolio? What happens to my account if the Reorganization is approved?

A: If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the Strategic Value Portfolio. We will send you written confirmation that this change has taken place. You will receive the same class of shares of the Strategic Value Portfolio as you currently hold of the Small-Cap Value Portfolio. The aggregate NAV of the shares you receive in the Reorganization will be equal to the aggregate NAV of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your Small-Cap Value Portfolio shares, it is not necessary to surrender such certificates.

Q: What happens if the Reorganization is not approved?

A: If the Reorganization is not approved by shareholders of the Small-Cap Value Portfolio, the Board of Directors may consider other alternatives. If no such suitable alternatives can be found, the Board of Directors may consider the liquidation of the Small-Cap Value Portfolio. Any such liquidation could be a taxable event for certain shareholders.

Q: Will I have to pay any federal taxes as a result of the Reorganization?

A: The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Small-Cap Value Portfolio will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange solely for shares of the Strategic Value Portfolio and the assumption of its liabilities by the Strategic Value Portfolio, or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the Strategic Value Portfolio in connection with the Reorganization.

While the portfolio manager of the Strategic Value Portfolio does not anticipate requesting the disposition of any of the Small-Cap Value Portfolio’s portfolio holdings before the closing of the Reorganization, the portfolio manager does anticipate disposing of a substantial portion of the Small-Cap Value Portfolio’s portfolio holdings (approximately 75% as of February 28, 2013) following the closing of the Reorganization.

The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and the Small-Cap Value Portfolio’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Small-Cap Value Portfolio as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the combined portfolio’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Q: Who will pay for the Reorganization?

A: The expenses incurred in connection with the preparation of the Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs (other than any transaction costs relating to the sale of the Small-Cap Value Portfolio’s securities prior to and/or after the Reorganization), will be borne solely by SAAMCo or its affiliates, not by either Portfolio. The aggregate expense of the Reorganization is estimated to be approximately $[            ]. SAAMCo has estimated that the brokerage commission and other transaction costs relating to the sale of the Small-Cap Value Portfolio’s securities prior to and after the Reorganization will be approximately $0 and $29,972, respectively, or, based on shares outstanding as of October 31, 2012, $0 per share and $0.002 per share, respectively.

Q: What if I redeem or exchange my shares before the Reorganization takes place?

A: If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction and any applicable redemption fees will be applied. The tax impact of any such redemption or exchange will depend on the difference between the price at which such shares are redeemed or exchanged and your basis in such shares. Also, in the case of redemptions, you will be responsible for payment of any applicable contingent deferred sales charges.

Q: How do I vote my proxy?

A: You may cast your vote by mail, telephone or Internet or in person at the special shareholders meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions. Your vote by mail, telephone or Internet will be an authorization of a proxy to cast your vote at the special shareholders meeting.

Q: When will the Reorganization occur?

A: If approved by shareholders, the Reorganization is expected to occur in July of 2013. The Reorganization will not take place if the Reorganization is not approved by the Small-Cap Value Portfolio’s shareholders.

Q: Whom do I contact for further information?

A: You may call [             ], our proxy solicitation firm, at the telephone number listed on the enclosed proxy card.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

SUNAMERICA SERIES, INC.

Focused Small-Cap Value Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 20, 2013

To the Shareholders of the Focused Small-Cap Value Portfolio:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the Focused Small-Cap Value Portfolio (the “Small-Cap Value Portfolio”), a series of SunAmerica Series, Inc., a Maryland corporation (the “Corporation”), will be held on Thursday, June 20, 2013, at 10:30 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp. (“SAAMCo”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, for the following purposes:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Small-Cap Value Portfolio would transfer all of its assets to the SunAmerica Strategic Value Portfolio (the “Strategic Value Portfolio”), also a series of the Corporation, in exchange solely for the assumption of the Small-Cap Value Portfolio’s liabilities by the Strategic Value Portfolio and for Class A, Class B and Class C shares of the Strategic Value Portfolio, which shares will be distributed by the Small-Cap Value Portfolio to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

The Board of Directors of the Corporation has fixed the close of business on April 19, 2013, as the record date for determination of shareholders of the Small-Cap Value Portfolio entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof.

It is very important that your vote be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the Small-Cap Value Portfolio. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the Internet; please see pages [32-33] of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

/s/ Gregory N. Bressler

Gregory N. Bressler

Secretary

Jersey City, NJ

May [     ], 2013

SUBJECT TO COMPLETION, DATED APRIL 16, 2013

COMBINED PROSPECTUS/PROXY STATEMENT

SUNAMERICA SERIES, INC.

Focused Small-Cap Value Portfolio

SunAmerica Strategic Value Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the Focused Small-Cap Value Portfolio (the “Small-Cap Value Portfolio”), a series of SunAmerica Series, Inc., a Maryland corporation (the “Corporation”). A special meeting of shareholders of the Small-Cap Value Portfolio (the “Special Meeting”) will be held at the offices of SunAmerica Asset Management Corp. (“SAAMCo”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, on Thursday, June 20, 2013, at 10:30 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Small-Cap Value Portfolio at the close of business on April 19, 2013 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Small-Cap Value Portfolio on or about May [    ], 2013. Whether or not you expect to attend the Special Meeting, or any postponement or adjournment thereof, the Board of Directors of the Corporation (the “Board of Directors”) requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Small-Cap Value Portfolio would transfer all of its assets to the SunAmerica Strategic Value Portfolio (the “Strategic Value Portfolio,” and together with the Small-Cap Value Portfolio, the “Portfolios” and each, a “Portfolio”), also a series of the Corporation, in exchange solely for the assumption of the Small-Cap Value Portfolio’s liabilities by the Strategic Value Portfolio and for Class A, Class B and Class C shares of the Strategic Value Portfolio, which shares will be distributed by the Small-Cap Value Portfolio to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

The Board of Directors has approved a reorganization (the “Reorganization”) by which the Small-Cap Value Portfolio, a series of the Corporation and an open-end management investment company, would be acquired by the Strategic Value Portfolio, also a series of the Corporation. The Portfolios have identical investment goals of long-term growth of capital and each Portfolio subscribes to a value-oriented philosophy.

The Small-Cap Value Portfolio and the Strategic Value Portfolio, however, employ certain differing investment strategies and techniques to achieve their goals, as discussed in more detail below. For more information on each Portfolio’s investment strategies and techniques see “Summary—Investment Objectives and Principal Investment Strategies and Techniques” below.

If the Small-Cap Value Portfolio’s shareholders approve the Reorganization, the Small-Cap Value Portfolio will transfer its assets to the Strategic Value Portfolio. The Strategic Value Portfolio will assume the liabilities of the Small-Cap Value Portfolio and will issue shares to the Small-Cap Value Portfolio in an amount equal to the aggregate net asset value (“NAV”) of the outstanding shares of the Small-Cap Value Portfolio. Immediately thereafter, the Small-Cap Value Portfolio will distribute these shares of the Strategic Value Portfolio to its shareholders. After distributing these shares, the Small-Cap Value Portfolio will be terminated as a series of the Corporation. When the Reorganization is complete, the Small-Cap Value Portfolio’s shareholders will hold the same class of shares of the Strategic Value Portfolio as they currently hold of the Small-Cap Value Portfolio. The aggregate NAV of the Strategic Value Portfolio shares received in the Reorganization will equal the aggregate NAV of the Small-Cap Value Portfolio shares held by Small-Cap Value Portfolio shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Small-Cap Value Portfolio will hold a smaller percentage of ownership in the combined portfolio than such shareholder held in the Small-Cap Value Portfolio prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Small-Cap Value Portfolio should know before voting on the Reorganization and constitutes an offering of Class A, Class B and Class C shares of the Strategic Value Portfolio only. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Strategic Value Portfolio and the Small-Cap Value Portfolio, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated May [ ], 2013 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the Strategic Value Portfolio Statement of Additional Information (the “Strategic Value Portfolio SAI”) dated February 28, 2013 (and as currently supplemented); and

•

the Small-Cap Value Portfolio Prospectus and Statement of Additional Information containing additional information about the Small-Cap Value Portfolio (the “Small-Cap Value Portfolio Prospectus” and the “Small-Cap Value Portfolio SAI,” respectively), each dated February 28, 2013 (and as currently supplemented).

In addition, the following documents have been filed with the SEC and are incorporated by reference into (legally considered to be part of) and also accompany this Combined Prospectus/Proxy Statement:

•	the Strategic Value Portfolio Prospectus (the “Strategic Value Portfolio Prospectus”) dated February 28, 2013 (and as currently supplemented); and

•	the Annual Report to Shareholders of the Strategic Value Portfolio for the fiscal year ended October 31, 2012 (the “Strategic Value Portfolio Annual Report”).

Except as otherwise described herein, the policies and procedures set forth under “Shareholder Account Information” in the Strategic Value Portfolio Prospectus will apply to the Class A, Class B and Class C shares to be issued by the Strategic Value Portfolio in connection with the Reorganization.

These documents are on file with the SEC. Each of the Portfolios is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Focused Small-Cap Value Portfolio	SunAmerica Strategic Value Portfolio
c/o SunAmerica Series, Inc.	c/o SunAmerica Series, Inc.
Harborside Financial Center 3200 Plaza 5	Harborside Financial Center 3200 Plaza 5
Jersey City, NJ 07311-4992 (800) 858-8850	Jersey City, NJ 07311-4992 (800) 858-8850

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at www.safunds.com.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	1-202-551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

No business other than that discussed above may be presented for consideration at the Special Meeting. If any procedural matter relating to the proposal is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is May [     ], 2013.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The Corporation is an open-end management investment company registered with the SEC. The Small-Cap Value Portfolio and Strategic Value Portfolio are each a series of the Corporation. The Corporation is organized as a corporation under the laws of the State of Maryland. The investment goal of both the Small-Cap Value Portfolio and Strategic Value Portfolio is long-term growth of capital.

Each of the Small-Cap Value Portfolio and the Strategic Value Portfolio subscribes to a value-oriented philosophy. A value-oriented philosophy is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price-earnings ratios) and that may have generally been overlooked by the market. The Small-Cap Value Portfolio uses a focused strategy, whereas the Strategic Value Portfolio does not use a focused strategy. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios.

A principal difference between the Small-Cap Value Portfolio and the Strategic Value Portfolio is that the Small-Cap Value Portfolio engages in the active trading of equity securities of companies that offer the potential for long-term growth of capital, while the Strategic Value Portfolio employs a “buy and hold” strategy of equity securities where the portfolio manager selects securities through extensive quantitative research, which includes a multi-factor model that the portfolio manager employs to identify and rank companies within the Russell 3000® Value Index. A second principal difference between the Small-Cap Value Portfolio and the Strategic Value Portfolio is that the Small-Cap Value Portfolio has an investment policy to invest at least 80% of its net assets in small-cap companies with characteristics similar to those contained in the Russell 2000® Value Index, while the Strategic Value Portfolio does not have such an investment policy and can invest in companies without regard to market capitalization. As of April 9, 2013, approximately 23.7% of the Strategic Value Portfolio was invested in small-cap companies, as determined in accordance with the criteria of the Small-Cap Value Portfolio. Another principal difference between the Small-Cap Value Portfolio and the Strategic Value Portfolio is that the Small-Cap Value Portfolio will generally hold between 30 to 50 securities, while the Strategic Value Portfolio will generally hold up to approximately 100 securities. An additional principal difference between the Portfolios is that the Strategic Value Portfolio is classified as “diversified,” as such term is defined in the 1940 Act, while the Small-Cap Value Portfolio is classified as “non-diversified” for purposes of the 1940 Act. As a non-diversified Portfolio, the Small-Cap Value Portfolio can invest a larger portion of its assets in the stock of a single company or fewer companies than can mutual funds that are diversified. By investing in a smaller number of stocks, a portfolio’s risk is increased because the effect of each stock on the portfolio’s performance is greater.

SunAmerica Asset Management Corp. (“SAAMCo”) serves as the investment adviser of each of the Portfolios. Each Portfolio publicly offers its shares on a continuous basis, and shares may be purchased through each Portfolio’s distributor, SunAmerica Capital Services, Inc. (the “Distributor”), and numerous intermediaries. Shareholders of each Portfolio have the right to exchange their shares for shares of the same class of other retail funds distributed by the Distributor at NAV per share at the time of exchange, subject to certain limitations. Each Portfolio permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to contingent deferred sales charges).

The Proposed Reorganization

The Board of Directors, including the Directors who are not “interested persons” of the Corporation (as defined in the 1940 Act) (the “Independent Directors”), has approved the Reorganization on behalf of the Small-Cap Value Portfolio and the Strategic Value Portfolio. Subject to approval by the Small-Cap Value Portfolio shareholders, the Reorganization provides for:

•

the transfer of all the assets of the Small-Cap Value Portfolio to the Strategic Value Portfolio in exchange for the assumption of the Small-Cap Value Portfolio’s liabilities by the Strategic Value Portfolio and Class A, Class B and Class C shares of the Strategic Value Portfolio;

•	the distribution of such Class A, Class B and Class C shares of the Strategic Value Portfolio to the Small-Cap Value Portfolio’s shareholders; and

•	the termination of the Small-Cap Value Portfolio as a series of the Corporation.

If the proposed Reorganization is approved and completed, the Small-Cap Value Portfolio’s shareholders would receive shares of the same class of the Strategic Value Portfolio as they currently hold of the Small-Cap Value Portfolio with an aggregate NAV equal to the aggregate NAV of Small-Cap Value Portfolio shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

SAAMCo believes that the shareholders of each Portfolio will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Portfolios’ assets in the Reorganization, than by continuing to operate the Portfolios separately. SAAMCo further believes that it is in the best interests of the Small-Cap Value Portfolio’s shareholders to combine the Small-Cap Value Portfolio’s assets with a portfolio that has a better performance history and a generally lower expense structure. In SAAMCo’s opinion, the Strategic Value Portfolio’s investment goal, strategies and techniques make it a compatible portfolio within the SunAmerica complex for a reorganization with the Small-Cap Value Portfolio. The Strategic Value Portfolio, following completion of the Reorganization, may be referred to as the “Combined Portfolio” in this Combined Prospectus/Proxy Statement. It is anticipated that the gross and net operating expense ratios for the Class A and Class C shares of the Combined Portfolio will be lower than the current gross and net operating expense ratios for the Class A and Class C shares of the Small-Cap Value Portfolio. The gross operating expense ratios for Class B shares of the Combined Portfolio are expected to be lower than the current gross operating expense ratio for Class B shares of the Small-Cap Value Portfolio, while the net operating expense ratio for Class B shares of the Combined Portfolio is expected to be slightly higher than the current net operating expense ratio for the Class B shares of the Small-Cap Value Portfolio. SAAMCo believes that continuing to operate the Small-Cap Value Portfolio as currently constituted is not in the best interests of the Small-Cap Value Portfolio’s shareholders.

In approving the Reorganization, the Board of Directors, including the Independent Directors, determined that participation in the Reorganization is in the best interests of the Small-Cap Value Portfolio and that the interests of the Small-Cap Value Portfolio’s shareholders will not be diluted as a result of the Reorganization. The Board of Directors considered the Reorganization proposal at a meeting held on March 5, 2013, and at such meeting, the entire Board of Directors, including the Independent Directors, approved the Reorganization. The approval determinations were made on the basis of each Director’s judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board of Directors with regard to the Reorganization include, but are not limited to, the following:

•

That the investment goals of the Small-Cap Value Portfolio and the Strategic Value Portfolio are identical and certain investment strategies and techniques of the Small-Cap Value Portfolio and Strategic Value Portfolio are similar and compatible, while others are different. The Directors considered that each Portfolio subscribes to a value-oriented philosophy. The Directors also considered the principal differences in investment strategies and techniques between the Strategic Value Portfolio and the Small-Cap Value Portfolio. See “Summary—Investment Objectives and Principal Investment Strategies and Techniques.”

•	The possibility that the Combined Portfolio may achieve certain operating efficiencies and economies of scale from its larger net asset size.

•

The expectation that the gross and net operating expense ratios for the Class A and Class C shares of the Combined Portfolio will be lower than the current gross and net operating expense ratios for the Class A and Class C shares of the Small-Cap Value Portfolio. The gross operating expense ratios for Class B shares of the Combined Portfolio are expected to be lower than the current gross operating expense ratio for Class B shares of the Small-Cap Value Portfolio, while the net operating expense ratio for Class B shares of the Combined Portfolio is expected to be slightly higher than the current net operating expense ratio for the Class B shares of the Small-Cap Value Portfolio. The Directors considered that the contractual expense caps for each class of the Strategic Value Portfolio are the same as the contractual expense caps for the corresponding classes of the Small-Cap Value Portfolio, pursuant to an Expense Limitation Agreement with SAAMCo.

•

The personnel who will manage the Combined Portfolio. The Directors considered that SAAMCo will continue to serve as the investment adviser of the Combined Portfolio after the Reorganization. The Directors further noted that the portfolio manager that currently manages the Strategic Value Portfolio will continue to serve as the portfolio manager of the Combined Portfolio following the completion of the Reorganization. See “Comparison of the Portfolios—Management of the Portfolios.”

•

The relative performance histories of each Portfolio over different time periods compared with each other. While not predictive of future results, the Directors considered the fact that the Strategic Value Portfolio has had better performance compared with the Small-Cap Value Portfolio.

•

The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•

The fact that the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs (other than any transaction costs relating to the sale of the Small-Cap Value Portfolio’s securities prior to and/or after the Reorganization), will be borne solely by SAAMCo or its affiliates, not by either Portfolio.

If the Reorganization is not approved by shareholders of the Small-Cap Value Portfolio, the Board of Directors may consider other alternatives. If no suitable alternatives can be found, the Board of Directors may consider the liquidation of the Small-Cap Value Portfolio. Any such liquidation could be a taxable event for certain shareholders.

The Board of Directors unanimously recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies and Techniques

Comparison of the Portfolios

Investment Goals. The investment goals of the Small-Cap Value Portfolio and the Strategic Value Portfolio are identical: long-term growth of capital. Each of the Small-Cap Value Portfolio’s and the Strategic Value Portfolio’s investment goals may be changed without shareholder approval. The Combined Portfolio will pursue the Strategic Value Portfolio’s investment goal.

Principal Investment Strategies and Techniques. Each of the Portfolios subscribes to a value-oriented philosophy. A value-oriented philosophy is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price-earnings ratios) and that may have generally been overlooked by the market. The Small-Cap Value Portfolio additionally uses a focused strategy. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios.

The principal investment technique of the Small-Cap Value Portfolio is the active trading of equity securities that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000® Value Index. With respect to the Portfolio, small-cap companies will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. The Portfolio will generally hold between 30 to 50 securities, although an adviser may, in its discretion, hold less than 30 securities. The adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.

The principal investment technique of the Strategic Value Portfolio is to employ a “buy and hold” strategy with equity securities selected annually from the Russell 3000® Value Index.1 The portfolio manager selects securities through extensive quantitative research, which includes the use of a multi-factor model that the portfolio manager employs to identify and rank companies within the Russell 3000® Value Index. Through this selection process, the portfolio manager will select approximately 100 securities from the Russell 3000® Value Index. The selection criteria for these securities will generally include a combination of factors that relate to profitability and valuation. The process also includes the use of a multi-factor model that is designed to control the portfolio’s volatility relative to the Russell 3000® Value Index. The Portfolio is evaluated and adjusted at the discretion of the portfolio manager on an annual basis. While the securities selection process will take place on an annual basis, the portfolio manager may, in his discretion, substitute certain securities for those selected for the Portfolio or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances will generally include where a security held by the Portfolio becomes a disproportionately large percentage of the Portfolio’s holdings or when the security substantially underperforms relative to the Russell 3000® Value Index.

The Small-Cap Value Portfolio defines small-cap companies as generally including those companies whose market capitalizations are equal to or greater than the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution on June 25, 2012, the market capitalization range of companies in the Russell 2000® Index was approximately $0.10 billion to $2.61 billion. The Strategic Value Portfolio can invest in companies without regard to market capitalization. The market capitalizations of companies in the Small-Cap Value Portfolio and the Russell 2000® Index change over time. Companies that fall outside the Small-Cap Value Portfolio’s definition of small-cap companies after the Small-Cap Value Portfolio has purchased their securities continue to be considered small-cap companies for purposes of the Small-Cap Value Portfolio’s 80% investment policy; however, additional purchases of these companies will not qualify as such unless, at the time of purchase, the company is able to satisfy this definition.

Examples of when each Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new adviser is selected to manage the Portfolio or a portion of the Portfolio’s assets.

The Small-Cap Value Portfolio may also invest in short-term investments, defensive instruments and options and futures as part of efficient portfolio management and to potentially generate income. The Small-Cap Value Portfolio may also make special situations investments. The Strategic Value Portfolio may also invest in short-term investments as part of efficient portfolio management and to potentially produce some income.

The Small-Cap Value Portfolio is classified as “non-diversified,” as such term is defined in the 1940 Act. The Strategic Value Portfolio is classified as “diversified” for purposes of the 1940 Act.

[1]	The Russell 3000 Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Each Portfolio’s principal investment strategies and techniques may be changed without shareholder approval. The Small-Cap Value Portfolio’s shareholders will receive at least sixty (60) days’ notice prior to any change to the Portfolio’s 80% investment policy.

Comparison. A principal difference between the Small-Cap Value Portfolio and the Strategic Value Portfolio is that the Small-Cap Value Portfolio engages in the active trading of equity securities of companies that offer the potential for long-term growth of capital, while the Strategic Value Portfolio employs a “buy and hold” strategy of equity securities where the portfolio manager selects securities through extensive quantitative research, which includes a multi-factor model that the portfolio manager employs to identify and rank companies within the Russell 3000® Value Index. A second principal difference is that the Small-Cap Value Portfolio is non-diversified, while the Strategic Value Portfolio is diversified. Following the Reorganization, the Combined Portfolio will remain diversified. A third principal difference between the Small-Cap Value Portfolio and the Strategic Value Portfolio is that the Small-Cap Value Portfolio has an investment policy to invest at least 80% of its net assets in small-cap companies with characteristics similar to those contained in the Russell 2000® Value Index, while the Strategic Value Portfolio does not have such an investment policy and can invest in companies without regard to market capitalization. As of April 9, 2013, approximately 23.7% of the Strategic Value Portfolio was invested in small-cap companies, as determined in accordance with the criteria of the Small-Cap Value Portfolio. With respect to the Small-Cap Value Portfolio, small-cap companies will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. Another principal difference between the Small-Cap Value Portfolio and the Strategic Value Portfolio is that the Small-Cap Value Portfolio will generally hold between 30 to 50 securities, while the Strategic Value Portfolio will generally hold up to approximately 100 securities.

While the Small-Cap Value Portfolio and the Strategic Value Portfolio have certain differences in strategies and techniques, the Portfolios pursue identical investment goals and utilize certain compatible investment strategies and techniques. For a discussion of the principal and other investment risks associated with an investment in the Strategic Value Portfolio and, therefore, the Combined Portfolio, please see “Comparison of the Portfolios—Principal and Other Investment Risks” below.

Fees and Expenses

If the Reorganization is approved and completed, holders of Small-Cap Value Portfolio Class A shares will receive Strategic Value Portfolio Class A shares, holders of Small-Cap Value Portfolio Class B shares will receive Strategic Value Portfolio Class B shares, and holders of Small-Cap Value Portfolio Class C shares will receive Strategic Value Portfolio Class C shares.

Fee Table

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio. The fees and expenses presented Portfolios are based on their fiscal year ended October 31, 2012. Future fees and expenses may be greater or less than those indicated below.

Small-Cap Value Portfolio and Strategic Value Portfolio

	Actual			Actual
	Small-Cap Value Portfolio	Strategic Value Portfolio	Pro Forma Combined Portfolio	Small-Cap Value Portfolio	Strategic Value Portfolio	Pro Forma Combined Portfolio
	Class A	Class A	Class A	Class B	Class B	Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	None	None	4.00%	4.00%	4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Maximum Account Fee	None	None	None	None	None	None
Annual Portfolio Operating Expenses (expenses that a shareholder pays each year as a percentage of the value of its investment):
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.35%	0.35%	0.35%	1.00%	1.00%	1.00%
Other Expenses	0.41%	0.39%	0.36%	0.61%	0.50%	0.50%

Total Annual Portfolio Operating Expenses Before Expense Reimbursement/(Recoupment)	1.51%	1.49%	1.46%	2.36%	2.25%	2.25%

Fee Waiver and/or Expense Reimbursement/(Recoupment)(2)	—	—	—	—	(0.12)%	(0.12)%
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement/ (Recoupment)(3)	1.51%	1.49%	1.46%	2.36%	2.37%	2.37%

Footnotes begin on next page.

Actual
	Small-Cap Value Portfolio	Strategic Value Portfolio	Pro Forma Combined Portfolio
	Class C	Class C	Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None

Annual Portfolio Operating Expenses (expenses that a shareholder pays each year as a percentage of the value of its investment):
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.45%	0.40%	0.38%

Total Annual Portfolio Operating Expenses Before Expense Reimbursement/(Recoupment)	2.20%	2.15%	2.13%

Fee Waiver and/or Expense Reimbursement/(Recoupment)(2)	—	—	—
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement/(Recoupment)(3)	2.20%	2.15%	2.13%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase.
(2)	Any waivers or reimbursements made by SAAMCo with respect to each Portfolio are subject to recoupment from such Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SAAMCo and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements occurred.
(3)	Pursuant to an Expense Limitation Agreement, SAAMCo is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 1.72%, 2.37% and 2.37% for Class A, Class B and Class C shares, respectively, of each Portfolio, including the Pro Forma Combined Portfolio. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees or expenses. The Expense Limitation Agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the Independent Directors.

EXAMPLES:

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the relevant Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

Small-Cap Value Portfolio into Strategic Value Portfolio:

ASSUMING YOU REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Small-Cap Value Portfolio	$720	$1,025	$1,351	$2,273
Strategic Value Portfolio	$718	$1,019	$1,341	$2,252
Pro Forma Combined Portfolio	$715	$1,010	$1,327	$2,221

Class B*
Small-Cap Value Portfolio	$639	$1,036	$1,460	$2,484
Strategic Value Portfolio	$640	$1,039	$1,465	$2,487
Pro Forma Combined Portfolio	$640	$1,039	$1,465	$2,480

Class C
Small-Cap Value Portfolio	$323	$688	$1,180	$2,534
Strategic Value Portfolio	$318	$673	$1,154	$2,483
Pro Forma Combined Portfolio	$316	$667	$1,144	$2,462

ASSUMING YOU DO NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Small-Cap Value Portfolio	$720	$1,025	$1,351	$2,273
Strategic Value Portfolio	$718	$1,019	$1,341	$2,252
Pro Forma Combined Portfolio	$715	$1,010	$1,327	$2,221

Class B*
Small-Cap Value Portfolio	$239	$736	$1,260	$2,484
Strategic Value Portfolio	$240	$739	$1,265	$2,487
Pro Forma Combined Portfolio	$240	$739	$1,265	$2,480

Class C
Small-Cap Value Portfolio	$223	$688	$1,180	$2,534
Strategic Value Portfolio	$218	$673	$1,154	$2,483
Pro Forma Combined Portfolio	$216	$667	$1,144	$2,462

*	Class B shares generally convert to Class A shares approximately eight years after purchase. Therefore, the expense ratios used in the calculations for years 9 and 10 are the same for both Class A and Class B shares.

Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the Small-Cap Value Portfolio, the Strategic Value Portfolio, nor their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Corporation, on behalf of the Small-Cap Value Portfolio and the Strategic Value Portfolio, will receive an opinion from Paul Hastings LLP, special counsel to each Portfolio, to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

While the portfolio manager of the Strategic Value Portfolio does not anticipate requesting the disposition of any of the Small-Cap Value Portfolio’s portfolio holdings before the closing of the Reorganization, the portfolio manager does anticipate disposing of a substantial portion of the Small-Cap Value Portfolio’s portfolio holdings (approximately 75% as of February 28, 2013) following the closing of the Reorganization. For information about the anticipated transaction costs associated with the pre-Reorganization and post-Reorganization portfolio repositioning, see “Information about the Reorganization—Expenses of the Reorganization.”

The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Small-Cap Value Portfolio’s tax basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Small-Cap Value Portfolio as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Portfolio’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of a gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Information About the Reorganization—Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Small-Cap Value Portfolio and the Strategic Value Portfolio are identical.

COMPARISON OF THE PORTFOLIOS

Principal and Other Investment Risks

Because of their identical investment goals and compatible investment strategies and techniques, the Small-Cap Value Portfolio and the Strategic Value Portfolio are subject to similar principal and non-principal investment risks associated with an investment in the relevant Portfolio. Some of the similarities and differences are described in the table below.

	Small-Cap Value Portfolio	Strategic Value Portfolio
Principal Risks	•Stock market volatility risk. •Securities selection risk. •Small-market capitalization risk. •Non-diversification risk. •Active trading risk.	•Stock market volatility risk. •Securities selection risk. •Small and mid-market capitalization risk. •Disciplined strategy risk.

Non-Principal Risks	•Affiliated fund balancing risk. •Foreign exposure risk •Derivatives risk. •Hedging risk. •Mid-market capitalization risk.	•Affiliated fund rebalancing risk.

The following discussion describes the principal and certain other risks that may affect the Strategic Value Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Small-Cap Value Portfolio Prospectus and the Strategic Value Portfolio Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

There can be no assurance that the Strategic Value Portfolio’s investment goal will be met or that the net return on an investment in the Strategic Value Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Strategic Value Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Strategic Value Portfolio will be able to achieve its investment goal. If the value of the assets of the Strategic Value Portfolio goes down, you could lose money.

The following are the principal investment risks associated with the Strategic Value Portfolio and, therefore, also with the Combined Portfolio:

Stock Market Volatility and Securities Selection Risk. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks and “growth” securities may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. In addition, individual securities selected for the Portfolio may underperform the market generally.

Disciplined Strategy Risk. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives), the Portfolio may be more susceptible to general market declines than other mutual funds.

Small- and Mid-Market Capitalization Risk. The Portfolio invests in securities without regard to capitalization. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

The following is the non-principal investment risk associated with the Strategic Value Portfolio and therefore, also with the Combined Portfolio:

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SAAMCo serves as investment adviser that are managed as “fund of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Fundamental Investment Restrictions

The Portfolios have identical investment restrictions (and exclusions), except that the Strategic Value Portfolio has a policy to be diversified, as such term is defined in the 1940 Act. If the shareholders of the Small-Cap Value Portfolio approve the Reorganization, SAAMCo will manage the Combined Portfolio pursuant to the investment restrictions of the Strategic Value Portfolio. The complete list of the fundamental investment restrictions of the Small-Cap Value Portfolio and the Strategic Value Portfolio is set out in “Appendix A—Fundamental Investment Restrictions.”

Performance Information

The following Risk/Return Bar Charts and Tables illustrate the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compare each Portfolio’s average annual returns to those of relevant indices used as a broad measure of market performance. Sales charges are not reflected in the Bar Charts. If these amounts were reflected, returns would be less than those shown. However, the Tables include all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how each Portfolio will perform in the future. For more information concerning the performance of the Small-Cap Value Portfolio, please refer to the Small-Cap Value Portfolio Prospectus and the Annual Report to Shareholders of the Small-Cap Value Portfolio for the fiscal year ended October 31, 2012 (the “Small-Cap Value Portfolio Annual Report”). For more information concerning the performance of the Strategic Value Portfolio, please refer to the Strategic Value Portfolio Prospectus and the Strategic Value Portfolio Annual Report. Updated information on each Portfolio’s performance can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

Prior to March 1, 2011, the Strategic Value Portfolio had a different name, had different principal investment strategies and techniques, and was managed using a “focused” strategy. Accordingly, performance prior to March 1, 2011, does not reflect the management of the Strategic Value Portfolio in accordance with its current investment strategy and techniques.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the Small-Cap Value Portfolio

SMALL-CAP VALUE PORTFOLIO (Class A)

Best Quarter: 26.39% (quarter ended June 30, 2009)

Worst Quarter: –26.98% (quarter ended September 30, 2011)

Year to Date Return as of March 31, 2013: 9.97%

Small-Cap Value Portfolio

Average Annual Total Return

For The Calendar Year Ended December 31, 2012

	Average Annual Total Returns (as of the periods ended December 31, 2012)
	Past One Year	Past Five Years	Past Ten Years
Class A Shares—Return Before Taxes	–7.10%	–3.02%	5.60%
Return After Taxes on Distributions	–7.23%	–3.37%	4.37%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	–4.45%	–2.69%	4.49%
Class B Shares—Return Before Taxes	–6.16%	–3.04%	5.61%
Class C Shares—Return Before Taxes	–3.06%	–2.53%	5.53%
Russell 2000® Value Index(2)	18.05%	3.55%	9.50%

(1)	When the return after taxes on distributions and sale of Small-Cap Value Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Small-Cap Value Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.
(2)	The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the Strategic Value Portfolio

STRATEGIC VALUE PORTFOLIO (Class A)

Best Quarter: 29.12% (quarter ended June 30, 2009)

Worst Quarter: –32.77% (quarter ended December 31, 2008)

Year to Date Return as of March 31, 2013: 12.22%

Strategic Value Portfolio

Average Annual Total Return

For The Calendar Year Ended December 31, 2012

	Average Annual Total Returns (as of the periods ended December 31, 2012)
	One Year	Five Years	Ten Years
Class A Shares—Return Before Taxes	7.78%	–2.72%	6.43%
Return After Taxes on Distributions	7.56%	–2.80%	5.79%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.34%	–2.31%	5.62%
Class B Shares—Return Before Taxes	9.35%	–2.66%	6.51%
Class C Shares—Return Before Taxes	12.57%	–2.20%	6.37%
Russell 3000® Value Index(1)	17.55%	0.83%	7.54%

(1)	The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted values.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A; after-tax returns for other classes will vary.

Because the Combined Portfolio will most closely resemble the Strategic Value Portfolio, the Strategic Value Portfolio will be the accounting survivor of the Reorganization. The Combined Portfolio will also maintain the performance history of the Strategic Value Portfolio at the closing of the Reorganization.

Management of the Portfolios

Small-Cap Value Portfolio and Strategic Value Portfolio. SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, currently serves as the investment adviser to the Small-Cap Value Portfolio and the Strategic Value Portfolio. SAAMCo provides various administrative services and supervises the daily business affairs of each Portfolio, and receives a management fee as compensation for its services. SAAMCo is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad.

Timothy Pettee, Senior Vice President and Chief Investment Officer at SAAMCo, is the portfolio manager of the Small-Cap Value Portfolio and is primarily responsible for the day-to-day management of the Portfolio. Mr. Pettee is Chief Investment Officer of SAAMCo, overseeing approximately $15 billion in assets. He chairs the firm’s Portfolio Policy Committee and is also a Portfolio Manager for the firm’s Asset Allocation funds and portfolios. Prior to SAAMCo, Pettee was executive vice president and Global Director of Research for Schroder Investment Management. Prior to Schroder, he was Director of Research with U.S. Trust Company of New York and co-managed that firm’s small-cap retail funds and research core products. He also held several positions in research and portfolio management at Alliance Capital Management.

The Small-Cap Value Portfolio SAI provides additional information about the compensation of the Small-Cap Value Portfolio’s portfolio manager, other accounts managed by such manager and such manager’s ownership of securities in the Small-Cap Value Portfolio and other funds managed by SAAMCo.

Brendan Voege, CFA, is the portfolio manager of the Strategic Value Portfolio and is primarily responsible for the day-to-day management of the Portfolio. In addition, Mr. Voege is a quantitative and portfolio analyst at SunAmerica. Before joining SunAmerica in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research System, and between 1998-2000, he was a research analyst at John S. Herold, Inc., an independent research firm specializing in the energy sector. Mr. Voege received a B.A. from Fordham University and an M.B.A. from Iona College. He also holds the Chartered Financial Analyst designation.

The Strategic Value Portfolio SAI, which is incorporated by reference into this Combined Prospectus/Proxy Statement, provides additional information about the compensation of the Strategic Value Portfolio’s portfolio manager, other accounts managed by such manager, and such manager’s ownership of securities in the Strategic Value Portfolio and other funds managed by SAAMCo.

Combined Portfolio. As discussed below under “Investment Advisory and Management Agreements,” following the Reorganization, SAAMCo will serve as investment adviser to the Combined Portfolio. Mr. Voege will be the portfolio manager of the Combined Portfolio.

Investment Advisory and Management Agreements

Small-Cap Value Portfolio and Strategic Value Portfolio. SAAMCo is the Small-Cap Value Portfolio’s and the Strategic Value Portfolio’s investment adviser and manages each Portfolio’s investments and its business operations subject to the oversight of the Board of Directors. Pursuant to an Investment Advisory and Management Agreement between the Corporation, on behalf of the Small-Cap Value Portfolio, and SAAMCo, and an Investment Advisory and Management Agreement between the Trust, on behalf of the Strategic Value Portfolio, and SAAMCo (each, a “Management Agreement”), SAAMCo serves as investment adviser for, and selects and manages the investments of, each Portfolio and, obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. SAAMCo also provides various administrative services to each Portfolio.

Pursuant to each Portfolio’s Management Agreement, SAAMCo receives for its services to a Portfolio monthly compensation at the annual rate of 0.75% of average daily net assets of that Portfolio. The terms of each Management Agreement are substantially similar, and the services provided to each Portfolio under its Management Agreement are identical.

In addition, through directed brokerage arrangements resulting from broker commission recapture, a portion of each Portfolio’s expenses were reduced for the fiscal year ended October 31, 2012. The “Other Expenses” for each Portfolio shown in the fee tables do not take into account this expense reduction and are, therefore, higher than the actual expenses of each Portfolio.

Pursuant to an Expense Limitation Agreement, SAAMCo is contractually obligated to waive its fees and/or reimburse expenses to the extent noted in the footnotes to the fee table for the Portfolios. Any waivers or reimbursements made by SAAMCo with respect to a Portfolio are subject to recoupment within two years after the occurrence of such waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SAAMCo and remain in compliance with the expense caps in effect at the time the waiver and/or reimbursement occurred.

A discussion regarding the basis for the Board of Directors’ approval of each Portfolio’s Management Agreement is available in the Portfolios’ Annual Report.

Combined Portfolio. If the shareholders of the Small-Cap Value Portfolio approve the Reorganization, the Combined Portfolio will be managed by SAAMCo pursuant to the Strategic Value Portfolio’s Management Agreement, as described above.

Service Agreements

Small-Cap Value Portfolio and Strategic Value Portfolio. SunAmerica Fund Services, Inc., an affiliate of SAAMCo, serves as each Portfolio’s servicing agent (the “Servicing Agent”) pursuant to service agreements entered into between the Servicing Agent and the Corporation, on behalf of the Small-Cap Value Portfolio, and between the Servicing Agent and the Trust, on behalf of the Strategic Value Portfolio (each, a “Service Agreement”). Under the terms of each Service Agreement, the Servicing Agent assists the Portfolio’s transfer agent in providing certain shareholder services. The Servicing Agent is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreements, the Servicing Agent is paid a monthly fee by each Portfolio for the Servicing Agent’s services at the annual rate of 0.22% of the average daily net assets of such Portfolio’s share classes; the Service Agreements also provide for reimbursement of the Servicing Agent’s costs, which include all direct transfer agency fees and out-of-pocket expenses.

Combined Portfolio. The Strategic Value Portfolio’s Service Agreement will remain in place with respect to the Combined Portfolio following the Reorganization. As a result, following the Reorganization, shareholders of the Small-Cap Value Portfolio will pay Servicing Agent fees at the same annual rate as they currently pay. The terms of the Small-Cap Value Portfolio’s Service Agreement are substantially similar to the terms of the Strategic Value Portfolio’s Service Agreement, and the services provided to the Small-Cap Value Portfolio under its Service Agreement are identical to the services provided to the Strategic Value Portfolio under its Service Agreement.

Other Service Providers

Small-Cap Value Portfolio and Strategic Value Portfolio. State Street Bank and Trust Co. (“State Street”), located at 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as transfer agent for each Portfolio and in those capacities maintains certain financial and accounting books and records pursuant to separate agreements with each Portfolio. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street. The Servicing Agent also assists State Street in connection with certain services offered to the shareholders of each of the Portfolios. PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, TX 77002-5678, serves as each Portfolio’s independent registered public accounting firm and in that capacity examines the annual financial statements of each Portfolio. The firm of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to each Portfolio.

Combined Portfolio. Following the Reorganization, the Strategic Value Portfolio’s current service providers will service the Combined Portfolio. Accordingly, the shareholders of the Small-Cap Value Portfolio will experience no change in service providers following the Reorganization. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to the Combined Portfolio or its shareholders.

Distribution and Service Fees

Small-Cap Value Portfolio and Strategic Value Portfolio. The Corporation, on behalf of the Small-Cap Value Portfolio and the Strategic Value Portfolio, has entered into a distribution agreement (the, “Distribution Agreement”) with SunAmerica Capital Services, Inc. (the “Distributor”), a registered broker-dealer and an indirect wholly-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of a Portfolio through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports with respect to a Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by a Portfolio, as described below.

Continuance of the Distribution Agreement with respect to a Portfolio is subject to annual approval by the vote of the Board of Directors, including a majority of the Independent Directors. Each of the Corporation and the Distributor has the right to terminate a Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to this rule, the Board of Directors has adopted distribution plans for each Portfolio’s Class A, Class B and Class C shares (hereinafter referred to as the “Class A Plans,” the “Class B Plan” and the “Class C Plans” and, collectively, the “Distribution Plans”). The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to “Shareholder Account Information” in the Small-Cap Value Portfolio Prospectus and the Strategic Value Portfolio Prospectus for certain information with respect to the Distribution Plans.

Under each Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of 0.10% of the average daily net assets of such Portfolio’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B Plan and each Class C Plan, the Distributor may receive payments from a Portfolio at an annual rate of 0.75% of the average daily net assets of such Portfolio’s Class B or Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares.

The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under a Class A Plan, the Class B Plan or a Class C Plan will exceed the Distributor’s distribution costs as described above. In addition, the Portfolios’ Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor a monthly account maintenance fee at the annual rate of up to 0.25% of the average daily net assets attributable to such class of shares to compensate the Distributor and certain securities firms for account maintenance services.

Combined Portfolio. Following the Reorganizations, the Combined Portfolio will be subject to the Strategic Value Portfolio’s Distribution Agreement and Distribution Plans. As described above, the Strategic Value Portfolio’s Distribution Agreement has identical terms to those of the Small-Cap Value Portfolio’s Distribution Agreement, and the Strategic Value Portfolio’s Class A Plan, Class B Plan and Class C Plan have identical terms to the Small-Cap Value Portfolio’s Class A Plan, Class B Plan and Class C Plan.

Dividends and Distributions

The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid annually by the Portfolios. Capital gains distributions, if any, are paid at least annually by the Portfolios. Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

The policies with respect to payment of dividends and capital gains distributions of the Strategic Value Portfolio will remain in place for the Combined Portfolio. Shareholders should refer to the Strategic Value Portfolio Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Small-Cap Value Portfolio Prospectus for the policies with respect to payment of dividends and capital gains distributions under the heading “Shareholder Account Information.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Small-Cap Value Portfolio and the Strategic Value Portfolio are identical. The Strategic Value Portfolio’s procedures for the purchase, exchange, redemption and valuation of shares will remain in place for the Combined Portfolio. Shareholders should refer to the Strategic Value Portfolio Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Small-Cap Value Portfolio Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares under the heading “Shareholder Account Information.” In addition to the policies described therein, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary—Fees and Expenses” above.

Market Timing Trading Policies and Procedures

The market timing trading policies and procedures of the Small-Cap Value Portfolio and the Strategic Value Portfolio are identical, and such policies and procedures will remain in place for the Combined Portfolio. Shareholders should refer to the Strategic Value Portfolio Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Small-Cap Value Portfolio Prospectus for the specific market timing trading policies and procedures under the heading “Shareholder Account Information—Market Timing Trading Policies and Procedures.”

FINANCIAL HIGHLIGHTS

Financial highlights tables for the Strategic Value Portfolio may be found in the Strategic Value Portfolio Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Small-Cap Value Portfolio will transfer its assets to the Strategic Value Portfolio in exchange for the assumption by the Strategic Value Portfolio of the Small-Cap Value Portfolio’s liabilities and Class A, Class B and Class C shares of the Strategic Value Portfolio. For more details about the Reorganization Agreement, see Appendix B—“Form of Agreement and Plan of Reorganization.” The shares of the Strategic Value Portfolio issued to the Small-Cap Value Portfolio will have an aggregate NAV equal to the aggregate NAV of the Small-Cap Value Portfolio’s shares outstanding immediately prior to the Reorganization. Upon receipt by the Small-Cap Value Portfolio of the shares of the Strategic Value Portfolio, the Small-Cap Value

Portfolio will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), the Small-Cap Value Portfolio will be terminated as a series of the Corporation under applicable state law.

The distribution of Strategic Value Portfolio shares to the Small-Cap Value Portfolio’s shareholders will be accomplished by opening new accounts on the books of the Strategic Value Portfolio in the names of the Small-Cap Value Portfolio shareholders and transferring to those shareholder accounts the shares of the Strategic Value Portfolio. Such newly-opened accounts on the books of the Strategic Value Portfolio will represent the pro rata number of shares of the corresponding class of shares of the Strategic Value Portfolio that the Small-Cap Value Portfolio receives under the terms of its Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, the Small-Cap Value Portfolio shareholders will own the same class of shares of the Strategic Value Portfolio as they owned in the Small-Cap Value Portfolio, in each case, having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that shareholder’s Small-Cap Value Portfolio shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Portfolio’s NAV. However, as a result of the Reorganization, a shareholder of the Small-Cap Value Portfolio or the Strategic Value Portfolio will hold a reduced percentage of ownership in the larger Combined Portfolio than the shareholder did in the applicable Portfolio.

No sales charge or fee of any kind will be assessed to the Small-Cap Value Portfolio shareholders in connection with their receipt of shares of the Strategic Value Portfolio in the Reorganization, although shareholders who receive Class C shares in the Reorganization (and Class A shares subject to the contingent deferred sales charge (“CDSC”) for purchases of $1,000,000 or more) will continue to be subject to a CDSC if they sell such shares after the Reorganization but before the applicable holding period expires. The holding period with respect to any CDSC applicable to shares of the Strategic Value Portfolio acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from the Small-Cap Value Portfolio or (ii) the shares were purchased from any other funds distributed by the Distributor and subsequently were exchanged for shares of the Small-Cap Value Portfolio. Redemptions made after the Reorganization may be subject to CDSCs, as described in the Strategic Value Portfolio Prospectus.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Strategic Value Portfolio will acquire the assets of the Small-Cap Value Portfolio on the Closing Date in consideration for the assumption of the Small-Cap Value Portfolio’s liabilities and shares of the Strategic Value Portfolio.

On the Closing Date, the Small-Cap Value Portfolio will transfer to the Strategic Value Portfolio its assets in exchange solely for Class A, Class B and Class C shares of the Strategic Value Portfolio that are equal in value to the value of the net assets of the Small-Cap Value Portfolio transferred to the Strategic Value Portfolio as of the Closing Date, as determined in accordance with the Strategic Value Portfolio’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the Strategic Value Portfolio of the liabilities of the Small-Cap Value Portfolio. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Small-Cap Value Portfolio will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Small-Cap Value Portfolio expects to distribute the shares of the Strategic Value Portfolio to the shareholders of the Small-Cap Value Portfolio promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Small-Cap Value Portfolio will be redeemed in accordance with Maryland law and the charter of the Corporation. Thereafter, the Small-Cap Value Portfolio will be terminated as a series of the Corporation under Maryland law.

Each of the Small-Cap Value Portfolio and the Strategic Value Portfolio have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Small-Cap Value Portfolio’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

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the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance of and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

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the effectiveness under applicable law of the registration statement of the Corporation of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Small-Cap Value Portfolio to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Small-Cap Value Portfolio.

The Board of Directors unanimously recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Small-Cap Value Portfolio (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Small-Cap Value Portfolio will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The Board of Directors evaluated and unanimously approved the Reorganization. The factors considered by the Board of Directors with regard to the Reorganization include, but are not limited to, the following:

•

That the investment goals of the Small-Cap Value Portfolio and the Strategic Value Portfolio are identical, and certain investment strategies and techniques of the Small-Cap Value Portfolio and the Strategic Value Portfolio are compatible; however, certain investment strategies and techniques are different. See “Summary—Investment Objectives and Principal Investment Strategies and Techniques.”

Through the Reorganization involving the Small-Cap Value Portfolio, shareholders of the Small-Cap Value Portfolio will be invested in a Combined Portfolio with an identical investment goal and compatible investment strategies and techniques. The value-oriented philosophy of the Combined Portfolio will remain comparable to that of the shareholders’ current investment. However, shareholders of the Small-Cap Value Portfolio will be invested in, and will be subject to the risks associated with an investment in, a Portfolio that employs a “buy and hold” strategy with equity securities selected annually from the Russell 3000® Value Index, instead of one that engages in the active trading of equity securities that offer the potential for long-term growth of capital; a Portfolio that may invest in companies of any size market capitalization, instead of a Portfolio that invests at least 80% of its net assets, plus any borrowings for investment purposes, in small-cap companies; and a Portfolio that is diversified instead of non-diversified.

The Small-Cap Value Portfolio and the Strategic Value Portfolio are each subject to similar principal and non-principal risks although they are also subject to certain different risks. For a discussion of the principal and other risks associated with an investment in the Strategic Value Portfolio and, therefore, the Combined Portfolio, please see “Comparison of the Portfolios—Principal and Other Investment Risks.”

•	The possibility that the Combined Portfolio may achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Portfolio may permit the Combined Portfolio to achieve certain economies of scale as certain costs can be spread over a larger asset base. This potential benefit will largely depend on the growth of the Combined Portfolio and may not be achieved solely as a result of the Reorganization.

•	The expectation that the Combined Portfolio will have projected total annual fund operating expense ratios that are generally lower than that of the Small-Cap Value Portfolio.

Following the Reorganization, Class A and Class C shareholders of the Small-Cap Value Portfolio are expected to experience, in the Combined Portfolio, gross and net operating expense ratios that are lower than the current gross and net operating expense ratios, respectively, for Class A and Class C shares of the Small-Cap Value Portfolio. Class B shareholders of the Small-Cap Value Portfolio are expected to experience, in the Combined Portfolio, a gross operating expense ratio that is lower than the current gross operating expense ratio for Class B shares of the Small-Cap Value Portfolio, but a slightly higher net operating expense ratio in the Combined Portfolio. The Board also noted that each of the Small-Cap Value Portfolio and the Strategic Value Portfolio is subject to contractual expense caps for each class (pursuant to an Expense Limitation Agreement with SAAMCo), and that following the Reorganization, the Combined Portfolio’s expense caps will be the same as those of the corresponding classes of the Small-Cap Value Portfolio. See “Summary—Fees and Expenses” and “Investment Advisory and Management Agreements.”

•	The personnel who will manage the Combined Portfolio.

The Directors considered that SAAMCo will continue to serve as the investment adviser of the Combined Portfolio after the Reorganization. The Directors further noted that the portfolio manager that currently manages the Strategic Value Portfolio will continue to serve as portfolio manager to the Combined Portfolio following the completion of the Reorganization. See “Comparison of the Portfolios—Management of the Portfolios.”

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The relative performance histories of each of the Small-Cap Value Portfolio and the Strategic Value Portfolio and the fact that the Strategic Value Portfolio has had better performance compared with the Small-Cap Value Portfolio.

While not predictive of future results, the Board of Directors reviewed the relative performance of each of the Small-Cap Value Portfolio and the Strategic Value Portfolio over different time periods compared with each other. The Directors noted that the current portfolio manager of the Strategic Value Portfolio, who has managed the Strategic Value Portfolio since 2011, will continue to serve as the Combined Portfolio’s portfolio manager and will continue to be primarily responsible for the day-to-day management of the Combined Portfolio following the Reorganization. The Combined Portfolio will maintain the performance history of the Strategic Value Portfolio at the closing of the Reorganization.

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The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization contemplates a tax-free transfer of the assets of the Small-Cap Value Portfolio in exchange for the assumption of the Small-Cap Value Portfolio’s liabilities and shares of the Strategic Value Portfolio. Shareholders will receive Strategic Value Portfolio shares equivalent to the aggregate NAV of their Small-Cap Value Portfolio shares and are expected to pay no federal income tax on the transaction.

•

The costs associated with the Reorganization will be borne solely by SAAMCo and its affiliates and will not be borne by shareholders (except that shareholders will pay any brokerage or trading expenses of securities sold prior to and immediately following the applicable Reorganization).

Shareholders will not bear the costs associated with the Reorganization, including proxy solicitation expenses (except that shareholders will pay any brokerage or trading expenses of securities sold prior to and immediately following the applicable Reorganization). Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by SAAMCo or its affiliates. Shareholders will not have to pay any sales charge on the Strategic Value Portfolio shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their Small-Cap Value Portfolio shares will carry over to the Strategic Value Portfolio shares they receive in the Reorganization. The Reorganization is expected to cause portfolio turnover and transaction expenses from the sale of Small-Cap Value Portfolio securities prior to and/or immediately following the closing of the Reorganization, which will be incurred by the Small-Cap Value Portfolio and the Combined Portfolio, respectively, and borne by each Portfolio’s shareholders; however, these costs are not expected to have a material impact on the Portfolios.

For these and other reasons, the Board of Directors concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Small-Cap Value Portfolio and the interests of the Small-Cap Value Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. The Board of Directors also approved the Reorganization on behalf of the Strategic Value Portfolio. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. The discussion is limited to U.S. persons who hold shares of the Small-Cap Value Portfolio as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Corporation, on behalf of the Small-Cap Value Portfolio and the Strategic Value Portfolio, receive an opinion from Paul Hastings LLP, special counsel to each Portfolio, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Small-Cap Value Portfolio and the Strategic Value Portfolio each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

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No gain or loss will be recognized by the Small-Cap Value Portfolio or by the Strategic Value Portfolio upon the transfer of substantially all of the assets of the Small-Cap Value Portfolio to the Strategic Value Portfolio solely in exchange for the shares of the Strategic Value Portfolio and the assumption by the Strategic Value Portfolio of certain liabilities of the Small-Cap Value Portfolio, or upon the distribution of the shares of the Strategic Value Portfolio by the Small-Cap Value Portfolio to its shareholders in the subsequent liquidation of the Small-Cap Value Portfolio except for any gain or loss that may be required to be recognized solely as a result of the close of the Small-Cap Value Portfolio’s taxable year due to the Reorganization.

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No gain or loss will be recognized by a shareholder of the Small-Cap Value Portfolio who exchanges all of his, her or its shares of the Small-Cap Value Portfolio solely for the shares of the Strategic Value Portfolio pursuant to the Reorganization.

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The tax basis of the shares of the Strategic Value Portfolio received by a shareholder of the Small-Cap Value Portfolio pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Small-Cap Value Portfolio surrendered by such shareholder in exchange therefor.

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The holding period of the shares of the Strategic Value Portfolio received by a shareholder of the Small-Cap Value Portfolio pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Small-Cap Value Portfolio surrendered in exchange therefor provided that the Small-Cap Value Portfolio Shareholder held the Small-Cap Value Portfolio shares as capital assets at the time of the Reorganization.

•

The Strategic Value Portfolio’s tax basis in assets of the Small-Cap Value Portfolio received by the Strategic Value Portfolio pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Small-Cap Value Portfolio immediately prior to the Reorganization, and the Strategic Value Portfolio’s holding period for such assets will include the period during which the assets were held by the Small-Cap Value Portfolio.

The opinion of Paul Hastings LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Paul Hastings LLP will also rely upon certain representations of the management of the Strategic Value Portfolio and the Small-Cap Value Portfolio and customary assumptions, and will assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. Each opinion will not express an opinion as to the tax effects to the Small-Cap Value Portfolio, the Strategic Value Portfolio, or the respective shareholders of each from the marking to market of certain categories of assets as of the closing of the taxable year of the Small-Cap Value Portfolio at the time of the Reorganization. An opinion of counsel is not binding on the IRS or any court.

The Strategic Value Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 et. seq. of the Code, which are the same rules currently applicable to the Small-Cap Value Portfolio and its shareholders.

Prior to the Closing Date, the Small-Cap Value Portfolio will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

While the portfolio manager of the Strategic Value Portfolio does not anticipate requesting the disposition of any of the Small-Cap Value Portfolio’s portfolio holdings before the closing of the Reorganization, the portfolio manager does anticipate disposing of a substantial portion of the Small-Cap Value Portfolio’s portfolio holdings (approximately 75% as of February 28, 2013) following the closing of the Reorganization.

The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Small-Cap Value Portfolio’s tax basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Small-Cap Value Portfolio as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Portfolio’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Based on the net unrealized capital gain position of the Small-Cap Value Portfolio as of February 28, 2013, including any available capital loss carryforwards, the anticipated sales of portfolio holdings post-Reorganization may result in the distribution of net capital gains to shareholders of the Combined Portfolio. However, the actual amount of capital gains realized, if any, will ultimately depend on, among other things, changes in portfolio composition and market conditions at the time of the sales.

The Strategic Value Portfolio will succeed to the capital loss carryforwards, if any, of the Small-Cap Value Portfolio, but which will be subject to the limitations described below. The Small-Cap Value Portfolio has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, however, the Small-Cap Value Portfolio will undergo an “ownership change” for tax purposes (because the net asset value of the Small-Cap Value Portfolio is smaller than the Strategic Value Portfolio), and, accordingly, its capital loss carryforwards and certain built-in losses, if any, will be subject to the loss limitation rules of the Code. The Code limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally, the product of the net asset value of the entity undergoing the ownership change and a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to an overall eight-year capital loss carryforward limit for losses generated in taxable years beginning before December 31, 2010, as measured from the date of recognition.

In addition, for five years beginning after the Closing Date of the Reorganization, the Combined Portfolio will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Portfolio with capital loss carryforwards and certain built-in losses attributable to another Portfolio. The Strategic Value Portfolio had capital loss carryforwards of approximately $132,601,390 as of its last fiscal year end October 31, 2012, which will expire between 2016 and 2017. The Small-Cap Value Portfolio had capital loss carryforwards, as of its last fiscal year end October 31, 2012, of approximately $49,821,607, of which $44,073,518 expire between 2014 and 2016 and $5,748,089 of unlimited losses which will be required to be utilized prior to any losses with an expiration date.2

Shareholders of the Small-Cap Value Portfolio may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan that does not use borrowed funds. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Small-Cap Value Portfolio’s securities prior to and/or after the Reorganization as described in the Reorganization Agreement. SAAMCo has estimated that the brokerage commission and other transaction costs associated with the pre-Reorganization and post-Reorganization portfolio repositioning will be approximately $0 and $29,972, respectively, or, based on shares outstanding as of October 31, 2012, $0 per share and $0.002 per share, respectively.

[2]

Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. federal income tax law. Therefore, it is possible that not all of the capital losses will be available for use. As a result of prior reorganizations, as of October 31, 2012, based on current tax law, the Small-Cap Value Portfolio may have $5,527,643 of capital losses that will not be available for use.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Portfolio’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Portfolio’s financial statements in the Form N-14; proxy solicitation expenses; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. The total expenses incurred in connection with the Reorganization are estimated to be approximately $[ ]. None of the Portfolios will pay any expenses of shareholders arising out of or in connection with the Reorganization. All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Strategic Value Portfolio will establish an account for the Small-Cap Value Portfolio shareholders containing the appropriate number of shares of the Strategic Value Portfolio. Shareholders of the Small-Cap Value Portfolio who are accumulating Small-Cap Value Portfolio shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to Small-Cap Value Portfolio shares will retain the same rights and privileges after the Reorganization in connection with the shares of the Strategic Value Portfolio received in the Reorganization through similar plans maintained by the Strategic Value Portfolio.

It will not be necessary for shareholders of the Small-Cap Value Portfolio to whom certificates have been issued to surrender their certificates. Upon the termination of the Small-Cap Value Portfolio, such certificates will become null and void. Generally, no certificates for the Strategic Value Portfolio will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Paul Hastings LLP, as special counsel to the Corporation in connection with the Reorganization, and certain legal matters concerning the issuance of shares of the Strategic Value Portfolio will be passed on by Venable LLP, as special Maryland counsel to the Strategic Value Portfolio. Certain legal matters concerning the Reorganization will be passed on by Paul Hastings LLP, as special counsel to the Corporation in connection with the Reorganization.

OTHER INFORMATION

Capitalization

The Small-Cap Value Portfolio is divided into three classes of shares, designated as Class A, Class B and Class C. The Strategic Value Portfolio is divided into three classes of shares, designated as Class A, Class B and Class C. The following table sets forth: (i) the unaudited capitalization of the Small-Cap Value Portfolio as of October 31, 2012; (ii) the unaudited capitalization of the Strategic Value Portfolio as of October 31, 2012; and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio as of October 31, 2012, assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Portfolio	Net Assets		Net Asset Value Per Share	Shares Outstanding
Small-Cap Value Portfolio
Class A	$75,701,876		$14.26	5,308,569
Class B	4,751,205		12.55	378,711
Class C	16,755,642		12.62	1,327,914

Total	$97,208,723			7,015,194

Strategic Value Portfolio
Class A	$114,964,558		$17.88	6,430,936
Class B	7,307,977		16.57	441,060
Class C	39,881,955		16.61	2,401,385

Total	$162,154,490			9,273,381

Pro Forma Adjustments
Class A	$(8,321	)(A)		(1,075,149	)(B)
Class B	(522	)(A)		(92,007	)(B)
Class C	(1,842	)(A)		(319,257	)(B)

Total	$(10,685)			(1,486,413)

Pro Forma Combined Portfolio
Class A	$190,658,113		$17.88	10,664,356
Class B	12,058,660		16.57	727,764
Class C	56,635,755		16.61	3,410,042

Total	$259,352,528			14,802,162

(A)	To adjust for the remaining balances of any prepaid expenses of the Small-Cap Value Portfolio to be expensed prior to the Reorganization.
(B)	To adjust for a tax-free exchange of Small-Cap Value Portfolio shares for shares of Strategic Value Portfolio.

Shareholder Information

As of the Record Date, there were approximately [            ] shares of the Small-Cap Value Portfolio outstanding. As of such date, the Directors and officers of the Corporation as a group owned less than [1%] of the shares of the Small-Cap Value Portfolio. As of the Record Date, no person was known by the Small-Cap Value Portfolio to own beneficially or of record 5% or more of any class of shares of the Small-Cap Value Portfolio except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Portfolio	% of Combined Portfolio Post- closing
Small-Cap Value Portfolio
[ ]
[ ]

As of the Record Date, there were approximately [            ] shares of the Strategic Value Portfolio outstanding. As of such date, the Trustees and officers of the Trust as a group owned less than [1%] of the shares of the Strategic Value Portfolio. As of the Record Date, no person was known by the Strategic Value Portfolio to own beneficially or of record 5% or more of any class of shares of the Strategic Value Portfolio except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Portfolio	% of Combined Portfolio Post- closing
Strategic Value Portfolio
[ ]

Shareholder Rights and Obligations

Because the Small-Cap Value Portfolio and the Strategic Value Portfolio are each series of the Corporation, a corporation organized and governed under the laws of the State of Maryland, the organizational documents that govern each Portfolio are the same. The Corporation is an open-end management investment company organized as a corporation under the laws of the State of Maryland on July 3, 1996. The total number of shares of common stock authorized under the Corporation’s charter is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to three hundred thousand dollars ($300,000). The Small-Cap Value Portfolio consists of 100,000,000 shares and is divided into four classes of shares, designated as Class A, Class B, Class C and Class Z (Class Z shares are not presently offered by the Portfolio). The Strategic Value Portfolio consists of 125,000,000 shares and is divided into four classes of shares, designated as Class A, Class B, Class C and Class I (Class I shares are not presently offered by the Portfolio). Each of the Small-Cap Value Portfolio and Strategic Value Portfolio will continue indefinitely until terminated.

With respect to each Portfolio, shares of the same class within such Portfolio have equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Each Portfolio and class of shares within such Portfolio bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

On any matter submitted to a vote of the shareholders of a Portfolio, all shares of the Portfolio then entitled to vote are voted in the aggregate, and not by class, except (i) when the matter involves any action that the Directors have determined will affect only the interests of one or more classes (in which case only shareholders of the affected class or classes are entitled to vote), or (ii) as otherwise required by applicable law.

There are no preemptive rights in connection with shares of the Small-Cap Value Portfolio or the Strategic Value Portfolio. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Strategic Value Portfolio, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

Each of the Small-Cap Value Portfolio and the Strategic Value Portfolio does not hold regular annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Neither the Small-Cap Value Portfolio (in the event the Reorganization is not completed), nor the Strategic Value Portfolio, intends to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings of either the Small-Cap Value Portfolio or the Strategic Value Portfolio should send written proposals to Gregory N. Bressler, Secretary, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the applicable Portfolio within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Small-Cap Value Portfolio and the Board of Directors primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about May [     ], 2013. Small-Cap Value Portfolio shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Small-Cap Value Portfolio and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Small-Cap Value Portfolio has retained [                 ], a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Small-Cap Value Portfolio shareholders may receive a telephone call from [                 ] asking them to vote. The proxy solicitation expenses in connection with the Reorganization are estimated to be approximately $[                 ], all of which will be borne solely by SAAMCo and its affiliates.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Small-Cap Value Portfolio. Representatives of SAAMCo and its affiliates and other representatives of the Small-Cap Value Portfolio may also solicit proxies. Questions about the proposal should be directed to SAAMCo by telephone at (800)  858-8850 or by mail at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization and the solicitation of proxies by and on behalf of the Board of Directors for use at the Special Meeting. The Special Meeting will be held on Thursday, June 20, 2013 at 10:30 a.m., Eastern time, at the offices of SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, or at such later time as is made necessary by any postponement or adjournment.

As of the Record Date, the Small-Cap Value Portfolio had the following number of shares outstanding:

Share Class	Number of Shares
A	[	]
B	[	]
C	[	]

Only shareholders of record on April 19, 2013 will be entitled to notice of, and to vote at, the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

The Board of Directors, a majority of whom are Independent Directors, has unanimously approved the Reorganization of the Small-Cap Value Portfolio. Pursuant to the Corporation’s Charter, the transactions contemplated by the Reorganization Agreement require the affirmative vote of the holders of a majority of the outstanding voting securities of the Small-Cap Value Portfolio, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Small-Cap Value Portfolio present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Small-Cap Value Portfolio, voting together as a single class. If the required shareholder vote for a proposed Reorganization is not obtained, the Board of Directors may consider other alternatives. If no such suitable alternatives can be found, the Board of Directors may consider the liquidation of the Small-Cap Value Portfolio. Any such liquidation could be a taxable event for certain shareholders. The Board of Directors has fixed the close of business on April [19], 2013 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Small-Cap Value Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any postponements or adjournments thereof. Under Maryland law, other than procedural matters relating to the proposal to approve the Reorganization, no matter may be considered at the Special Meeting other than the matter set forth in the Notice of Special Meeting of Shareholders.

A majority of the outstanding shares of the Small-Cap Value Portfolio entitled to vote at the Special Meeting must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The chairman of the meeting or the persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the Small-Cap Value Portfolio without further notice to permit further solicitation of Proxies. If a shareholder vote is called and a quorum is not present, any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Small-Cap Value Portfolio present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed; if a quorum is present, any such adjournment will require the affirmative vote of the holders of a majority of votes cast. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the Reorganization, will vote against any such adjournment, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the approval of the proposed Reorganization.

The Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio, each a series of the Corporation (each, a “Focused Strategy Portfolio” and collectively, the “Focused Strategy Portfolios”), are each fund-of-funds advised by SAAMCo that own shares of the Small-Cap Value Portfolio as of the record date in the amounts set out in the table below. Each Focused Strategy Portfolio will vote any Small-Cap Value Portfolio shares that it owns in the same proportion as the votes cast by other shareholders of the Small-Cap Value Portfolio (not including the other Portfolios).

Portfolio	Amount of Small-Cap Value Portfolio Shares Owned		Percentage of Small-Cap Value Portfolio Shares Owned
Focused Balanced Strategy Portfolio	[	]	[	]%
Focused Multi-Asset Strategy Portfolio	[	]	[	]%

Manner of Voting

Small-Cap Value Portfolio shareholders may vote by appearing in person at the Special Meeting, or may authorize proxies by returning the enclosed Proxy card or via telephone or the Internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic proxy, by giving written notice of revocation to the Secretary of the Corporation, or by voting in person at the Special Meeting.

By Mail. To authorize your proxies by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

By Telephone. There are two convenient methods to authorize your proxies by telephone. If available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in this Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call [                 ] toll-free if no confirmation is received or if your instructions have not been properly reflected.

By Internet. To authorize your proxies over the Internet, please log on to the website listed on your Proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that Internet authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders authorizing their Proxies by telephone or over the Internet need not return their Proxy card by mail.

A person submitting voting instructions by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing [            ], a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

The Small-Cap Value Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

May [    ], 2013

Appendix A

Fundamental Investment Restrictions

Small-Cap Value Portfolio and Strategic Value Portfolio

The Small-Cap Value Portfolio and Strategic Value Portfolio are subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Portfolio’s outstanding voting securities. A “majority of the outstanding voting securities” of a Portfolio for this purpose means the lesser of: (i) 67% of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under these restrictions, the Portfolios (unless otherwise indicated) may not:

1. Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

4. Make loans to others except for: (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

5. Borrow money, except that: (i) each Portfolio may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio from engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

8. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; provided that this restriction applies only to the Strategic Value Portfolio.

A-1

Appendix B

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2013, by and between SunAmerica Series, Inc., a Maryland corporation (the “Acquiring Company”), on behalf of the SunAmerica Strategic Value Portfolio, a series of the Acquiring Company (the “Acquiring Portfolio”), and SunAmerica Series, Inc., a Maryland corporation (the “Target Company”), on behalf of the Focused Small-Cap Value Portfolio, a series of the Target Company (the “Target Portfolio,” and together with the Acquiring Portfolio, the “Portfolios”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for Class A, Class B, and Class C shares of the Acquiring Portfolio (“Acquiring Portfolio Shares”); (ii) the assumption by the Acquiring Portfolio of the Assumed Liabilities (as defined in paragraph 1.3) of the Target Portfolio; (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio; and (iv) the complete liquidation of the Target Portfolio, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each of the Acquiring Company and the Target Company is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Portfolio owns securities that are assets of the character in which the Acquiring Portfolio is permitted to invest;

WHEREAS, each of the Acquiring Portfolio and the Target Portfolio is treated properly as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Company, on behalf of the Acquiring Portfolio, is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Directors of the Acquiring Company has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the existing shareholders of the Acquiring Portfolio will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Target Company has determined that the Reorganization is in the best interests of the Target Portfolio, the interests of the existing shareholders of the Target Portfolio will not be diluted as a result of the Reorganization and the Reorganization is advisable, and has directed that the Reorganization be submitted for consideration at a special meeting of the Target Portfolio Shareholders (as defined in paragraph 1.5).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES AND THE ASSUMPTION OF THE TARGET PORTFOLIO’S LIABILITIES AND LIQUIDATION OF THE TARGET PORTFOLIO

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Company, on behalf of the Target Portfolio, agrees to convey, transfer and deliver the assets of the Target Portfolio described in paragraph 1.2 to the Acquiring Portfolio free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Company, on behalf of the Acquiring Portfolio, agrees: (a) to deliver to the Target Portfolio the number of full and fractional shares of each corresponding class of the Acquiring Portfolio, determined by dividing: (i) the aggregate value of the Target Portfolio’s assets, net of liabilities of the Target Portfolio, attributable to each share class of the Target Portfolio (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Portfolio Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the liabilities of the Target Portfolio as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Portfolio correspond to the classes of shares of the Target Portfolio as follows: Class A shares of the Acquiring Portfolio correspond to Class A shares of the Target Portfolio; Class B shares of the Acquiring Portfolio correspond to Class B shares of the Target Portfolio; and Class C shares of the Acquiring Portfolio correspond to Class C shares of the Target Portfolio.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Portfolio to be acquired by the Acquiring Portfolio shall consist of all property owned by the Target Portfolio, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Portfolio, any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Portfolio’s rights under this Agreement (the “Assets”).

The Target Portfolio will, within 7 days prior to the Closing Date, furnish the Acquiring Portfolio with a list of the Target Portfolio’s portfolio securities and other investments. The Acquiring Portfolio will, within 3 days prior to the Closing Date, furnish the Target Portfolio with a list of the securities and other instruments, if any, on the Target Portfolio’s list referred to above that do not conform to the Acquiring Portfolio’s investment objectives, policies and restrictions. If requested by the Acquiring Portfolio, the Target Portfolio will dispose of securities and other instruments on the Acquiring Portfolio’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Portfolio and the Acquiring Portfolio when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Portfolio with respect to such investments, the Target Portfolio, if requested by the Acquiring Portfolio, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Target Portfolio furnishes the Acquiring Portfolio with the list described above, the Target Portfolio will not, without the prior approval of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, nothing herein will permit or require the Target Portfolio to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Board of Directors of the Target Company or SunAmerica Asset Management Corp., each Fund’s investment adviser (the “Adviser”), such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Portfolio.

1.3 LIABILITIES TO BE ASSUMED. The Target Portfolio will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Portfolio shall assume all liabilities of, allocated or attributable to, the Target Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set for in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by the Adviser pursuant to Article IX (the “Assumed Liabilities”).

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Company, on behalf of the Target Portfolio, shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date, and (ii) the Acquiring Company, on behalf of the Acquiring Portfolio, shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Portfolio will distribute in complete liquidation of the Target Portfolio, pro rata to its shareholders of record, determined as of the close of business on the business day immediately preceding the Closing Date (the “Target Portfolio Shareholders”), all of the Acquiring Portfolio Shares received by the Target Portfolio. Upon completion of the distribution of all of the Acquiring Portfolio Shares in accordance with the prior sentence, the Target Portfolio will thereupon proceed to liquidate and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Company of Acquiring Portfolio Shares credited to the account of the Target Portfolio to open accounts on the share records of the Acquiring Portfolio in the name of the Target Portfolio Shareholders, and representing the respective pro rata number of each class of Acquiring Portfolio Shares due to Target Portfolio Shareholders holding the corresponding class of the Target Portfolio’s shares. All issued and outstanding shares of the Target Portfolio will, simultaneously with the liquidation, be redeemed and cancelled on the books of the Target Portfolio and will be null and void. The Acquiring Company shall not issue certificates representing Acquiring Portfolio Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Portfolio Shares in a name other than the registered holder of the Target Portfolio shares on the books of the Target Company as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Portfolio, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Portfolio, or the Target Company on behalf of the Target Portfolio. The Acquiring Company shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

1.9 TERMINATION. The Target Portfolio shall be terminated as a series of the Target Company promptly after having made all distributions made pursuant to paragraph 1.5, in accordance with the laws of the State of Maryland and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books. All books and records relating to the Target Portfolio, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Portfolio, shall be made available to the Acquiring Portfolio from and after the Closing Date at the Acquiring Portfolio’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 ACTION BY THE TARGET COMPANY AND THE ACQUIRING COMPANY. The Target Company shall take all actions expressed herein as being the obligations of Target Portfolio or the Target Company, on behalf of the Target Portfolio, as applicable. The Acquiring Company shall take all actions expressed herein as being the obligations of the Acquiring Portfolio or the Acquiring Company, on behalf of the Acquiring Portfolio, as applicable.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Portfolio hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to section 7.3, using the Acquiring Company’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Portfolio Shares shall be the net asset value per share for that class computed at the Valuation Time, using the Acquiring Company’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [            ], 2013, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately prior to the commencement of business on the Closing Date. The Closing shall be held at the offices of the Adviser, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Portfolio shall instruct its custodian, State Street Bank and Trust Company (“SSB&T” or the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Portfolio. The Target Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Portfolio, SSB&T, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Portfolio as of the Closing Date for the account of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Portfolio’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Portfolio shall be transferred and delivered by the Target Portfolio as of the Closing Date for the account of the Acquiring Portfolio.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the business day immediately preceding the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Portfolio or the Target Portfolio are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Target Portfolio is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Portfolio shall instruct its transfer agent, SSB&T, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Portfolio Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of each outstanding class of shares of the Target Portfolio owned by each Target Portfolio Shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Portfolio Shares to be credited on the Closing Date to the Target Portfolio, or provide evidence reasonably satisfactory to the Target Portfolio that such Acquiring Portfolio Shares have been credited to the relevant Target Portfolio’s account on the books of the Acquiring Portfolio.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Portfolio is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Portfolio’s custodian of any of the Assets of the Target Portfolio for the reason that any of such Assets have not yet been delivered to it by the Target Portfolio’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Portfolio shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Portfolio or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET COMPANY AND THE TARGET PORTFOLIO. The Target Company, on behalf of the Target Portfolio, represents and warrants to the Acquiring Portfolio as follows:

(a) The Target Company is a corporation that is duly organized, validly existing and in good standing under laws of the State of Maryland. The Target Portfolio is a duly established, separate series of the Target Company. The Target Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Target Company, on behalf of the Target Portfolio, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

(b) The Target Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Portfolio.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “N-14 Registration Statement”), as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Company and the Target Portfolio, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Company and the Target Portfolio, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Company with respect to itself and the Target Portfolio for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Portfolio’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Portfolio is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Target Company, on behalf of the Target Portfolio, will not result in the violation of Maryland law or any provision of the Target Company’s charter or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Company (with respect to the Target Portfolio) or the Target Portfolio is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Target Company, on behalf of the Target Portfolio, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Company (with respect to the Target Portfolio) or the Target Portfolio is a party or by which it is bound.

(f) The Target Company, on behalf of the Target Portfolio, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Assumed Liabilities.

(g) No litigation, claims, actions, suits, proceeding or investigation by or before any court or governmental body is pending or to the Target Company’s knowledge threatened against the Target Portfolio or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Target Company or the Target Portfolio’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Portfolio to carry out the transactions contemplated by this Agreement. The Target Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Portfolio as of October 31, 2012, the most recent fiscal year ended, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Portfolio) fairly reflect in all material respects the financial condition and the results of operations of the Target Portfolio as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Portfolio whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Portfolio as reflected in the audited financial statements for the fiscal year ended October 31, 2012, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Portfolio shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Portfolio’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Portfolio (other than changes occurring in the ordinary course of business), or any incurrence by the Target Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Portfolio. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Portfolio due to declines in the value of the Target Portfolio’s Assets, the discharge of the Target Portfolio’s liabilities or the redemption of the Target Portfolio’s shares by a Target Portfolio’s Shareholders shall not constitute a material adverse change.

(j) Since October 31, 2012, there has not been: (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Portfolio other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Target Portfolio granted by or on behalf of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Portfolio; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Portfolio, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Portfolio for borrowed money or any commitment to borrow money by or on behalf of the Target Portfolio; and (v) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable. Since [            ], there has not been any amendment of the Target Company’s organizational documents in a manner materially affecting the Target Portfolio.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Portfolio required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Portfolio’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Company has authorized shares of common stock allocated to the Target Portfolio consisting of 100,000,000 shares having a par value of $0.0001 per share, of which it is authorized to issue [            ] shares of each of Class A, Class B, and Class C for the Target Portfolio. All issued and outstanding shares of common stock of the Target Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), or an exemption therefrom and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Portfolio will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Portfolio’s transfer agent as provided in paragraph 3.4. The Target Portfolio has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Portfolio shares and has no outstanding securities convertible into any Target Portfolio shares.

(m) At the Closing Date, the Target Company, on behalf of the Target Portfolio, will have good and marketable title to the Assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Portfolio has received notice and which have been taken into account in the net asset valuation of the Target Portfolio, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Portfolio will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Portfolio.

(n) Subject to the approval of this Agreement by the Target Portfolio Shareholders, the Target Company, on behalf of the Target Portfolio, has the power to enter into this Agreement and to consummate the transactions contemplated herein. Subject to the approval of this Agreement by the Target Portfolio Shareholders, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Target Company. Subject to the approval of this Agreement by the Target Portfolio Shareholders, this Agreement constitutes a valid and binding obligation of the Target Company and the Target Portfolio, enforceable in accordance with its terms and no other corporate action or proceedings by the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Portfolio for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Portfolio is a separate series of the Target Company that is treated as a corporation separate from any and all other series of the Target Company under section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Portfolio has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under section 103 of the Code over (y) its deductions disallowed under sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryforward) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Portfolio will not have any tax liability under section 852 or section 4982.

(q) Except for the N-14 Registration Statement and the approval of this Agreement by the Target Portfolio Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Company, on behalf of the Target Portfolio, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Portfolio Shareholders as described in paragraph 4.1(r) is required for the consummation by the Target Company, on behalf of the Target Portfolio, of the transactions contemplated by this Agreement.

(r) The Target Portfolio has called a special meeting of the Target Portfolio Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [            ], 2013 (or such other date as the parties may agree to in writing).

(s) The approval of the Reorganization requires the affirmative vote of the shareholders of the Target Portfolio representing a majority of its outstanding voting securities (as defined in the 1940 Act), voting together as a single class. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Portfolio present or represented by proxy at the meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Portfolio, voting together as a single class. Such vote is the only vote of shareholders necessary to approve this Agreement on behalf of the Target Portfolio.

4.2 REPRESENTATIONS OF THE ACQUIRING COMPANY AND THE ACQUIRING PORTFOLIO. The Acquiring Company, on behalf of the Acquiring Portfolio, represents and warrants to the Target Portfolio, as follows:

(a) The Acquiring Company is a corporation organized under the laws of the State of Maryland, and its Articles of Incorporation has been duly filed in the office of the Secretary of State thereof. The Acquiring Portfolio is a duly established, separate series of the Acquiring Company. The Acquiring Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Acquiring Company, on behalf of the Acquiring Portfolio, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

(b) The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Portfolio.

(c) The N-14 Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Company and the Acquiring Portfolio, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Company and the Acquiring Portfolio, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Company and the Target Portfolio furnished to the Acquiring Portfolio by the Target Company or the Target Portfolio. From the effective date of the N-14 Registration Statement through the time of the meeting of the Target Portfolio Shareholders and on the Closing Date, any written information furnished by the Acquiring Company with respect to itself and the Acquiring Portfolio for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Portfolio’s current prospectus and statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Portfolio is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Company, on behalf of the Acquiring Portfolio, will not result in the violation of Maryland law or any provision of the Acquiring Company’s Articles of Incorporation, as amended, or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Company (with respect to the Acquiring Portfolio) or the Acquiring Portfolio is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company, on behalf of the Acquiring Portfolio, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company (with respect to the Acquiring Portfolio) or the Acquiring Portfolio is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation by or before any court or governmental body is pending or to the Acquiring Company’s knowledge threatened against the Acquiring Portfolio or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Company or the Acquiring Portfolio’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Portfolio to carry out the transactions contemplated by this Agreement. The Acquiring Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Portfolio as of October 31, 2012, the most recent fiscal year ended, have been prepared in accordance with GAAP consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Target Portfolio) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Portfolio as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Portfolio whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Portfolio as reflected in the audited financial statements for the fiscal year ended October 31, 2012, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Portfolio shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Portfolio (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Target Portfolio. For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Portfolio due to declines in the value of Acquiring Portfolio’s assets, the discharge of the Acquiring Portfolio’s liabilities or the redemption of Acquiring Portfolio shares by Acquiring Portfolio shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Portfolio’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Acquiring Company has authorized shares of common stock allocated to the Acquiring Portfolio consisting of 125,000,000 shares of which it is authorized to issue [            ] shares of Class A, Class B and Class C for the Acquiring Portfolio. All issued and outstanding shares of common stock of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption therefrom and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Portfolio has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Portfolio’s shares and has no outstanding securities convertible into any of the Acquiring Portfolio’s shares.

(k) The Acquiring Company, on behalf of the Acquiring Portfolio, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Acquiring Company. This Agreement constitutes a valid and binding obligation of the Acquiring Company and the Acquiring Portfolio, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Portfolio Shares to be issued and delivered to the Target Portfolio for the account of the Target Portfolio Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Portfolio Shares will be duly and validly issued and will be fully paid and nonassessable.

(m) The information to be furnished by the Acquiring Portfolio for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) The Acquiring Portfolio is a separate series of the Acquiring Company that is treated as a corporation separate from any and all other series of the Acquiring Company under section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under section 852 of the Code, and will have distributed (or for that year will distribute pursuant to the provisions of section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryforward) for taxable years ending with or prior to the Closing Date such that for all those years the Acquiring Portfolio will have no tax liability under section 852 or section 4982.

(o) Except for the N-14 Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Company, on behalf of the Acquiring Portfolio, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Portfolio as described in paragraph 4.1(r) is required for the consummation by the Acquiring Company, on behalf of the Acquiring Portfolio, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING COMPANY, THE ACQUIRING PORTFOLIO, THE TARGET

COMPANY AND THE TARGET PORTFOLIO

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Portfolio and the Target Portfolio will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Portfolio will prepare and deliver to the Acquiring Portfolio on the second business day prior to the Closing Date a statement of the assets and liabilities of the Target Portfolio as of such date for review and agreement by the parties to determine that the Assets and Assumed Liabilities of the Target Portfolio are being correctly determined in accordance with the terms of this Agreement. The Target Portfolio will deliver at the Closing (1) an updated statement of Assets and Assumed Liabilities of the Target Portfolio and (2) a list of the Target Portfolio’s portfolio securities showing the tax costs of each of its Assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Target Company.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Portfolio shall make available to the Acquiring Company’s officers and agents, on behalf of the Acquiring Portfolio, all books and records of the Target Portfolio.

5.4 ADDITIONAL INFORMATION. The Target Company and the Target Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Target Portfolio’s shares.

5.5 CONTRACT TERMINATION. The Target Company, on behalf of the Target Portfolio, will terminate all agreements to which it is a party, on behalf of the Target Portfolio (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Assumed Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Company, on behalf of the Acquiring Portfolio, and the Target Company, on behalf of the Target Portfolio, will each take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Company, on behalf of the Target Portfolio, covenants that it will, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Portfolio may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Portfolio’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Target Company, on behalf of the Target Portfolio, shall furnish to the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Target Portfolio for federal income tax purposes, as well as any capital loss carryforwards and items that the Acquiring Portfolio will succeed to and take into account as a result of section 381 of the Code, and which will be certified by the Treasurer of the Target Company.

5.8 UNAUDITED FINANCIAL STATEMENTS. The Target Company, on behalf of the Target Portfolio, shall furnish to the Acquiring Portfolio, within five (5) business days after the Closing Date, an unaudited statement of the Target Portfolio’s assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Target Portfolio as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Target Company as complying with the requirements hereof.

5.9 PREPARATION OF N-14 REGISTRATION STATEMENT. The Acquiring Company, on behalf of the Acquiring Portfolio, will prepare and file with the Commission the N-14 Registration Statement relating to the Acquiring Portfolio Shares to be issued to the Target Portfolio Shareholders. The N-14 Registration Statement shall include a notice to Target Portfolio Shareholders, a Combined Prospectus/Proxy Statement and other materials relating to the transactions contemplated by this Agreement. At the time the N-14 Registration Statement becomes effective, at the time of the Target Portfolio Shareholders meeting and at the Closing Date, the N-14 Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the N-14 Registration Statement, for inclusion therein, in connection with the meeting of the Target Portfolio Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Portfolio any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to the Target Portfolio Shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of section 368(a) of the Code. Paul Hastings LLP, special counsel to the Acquiring Company and the Target Company, will render an opinion on these matters. None of the Acquiring Company, the Acquiring Portfolio, the Target Company, nor the Target Portfolio shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Company, the Acquiring Portfolio, the Target Company and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Paul Hastings LLP, special counsel to the Acquiring Company and the Target Company, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Paul Hastings LLP).

5.11 REASONABLE BEST EFFORTS. The Acquiring Company, the Acquiring Portfolio, the Target Company and the Target Portfolio shall use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The Acquiring Company, on behalf of the Acquiring Portfolio, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.13 DISTRIBUTION. The Target Company, on behalf of the Target Portfolio, covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.14 PROXY. The Target Company, on behalf of the Target Portfolio, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET COMPANY AND THE TARGET

PORTFOLIO

The obligations of the Target Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company, on behalf of the Acquiring Portfolio, of all the obligations to be performed by the Acquiring Company, on behalf of the Acquiring Portfolio, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Company, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Company, on behalf of the Acquiring Portfolio, shall have delivered to the Target Portfolio a certificate executed by the Acquiring Company’s President or a Vice President and its Treasurer or Secretary, in form and substance satisfactory to the Target Portfolio and dated as of the Closing Date, to such effect and as to such other matters with respect to the Acquiring Portfolio as the Target Portfolio shall reasonably request. The Target Portfolio shall have received certified copies of the resolutions adopted by the Board of Directors, with respect to the Acquiring Portfolio, approving this Agreement and the transactions contemplated herein.

6.2 The Target Company shall have received on the Closing Date an opinion of Venable LLP, as special Maryland counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Target Company and the Target Portfolio, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Company is a corporation validly existing under the laws of the State of Maryland.

(b) The Acquiring Company has the power to execute, deliver and perform all of the obligations under the Agreement of the Acquiring Company under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Acquiring Company of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Acquiring Company under the laws of the State of Maryland and the Articles of Incorporation.

(c) The execution and delivery by the Acquiring Company of the Agreement and the performance of its obligations under the Agreement do not violate the charter, or the bylaws of the Acquiring Company.

(d) Neither the execution, delivery nor performance by the Acquiring Company of the Agreement nor the compliance by the Acquiring Company with the terms and provisions thereof will violate any provision of any law of the State of Maryland applicable to the Acquiring Company.

6.3 The Target Company shall have received on the Closing Date an opinion of Paul Hastings LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Target Company and the Target Portfolio, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Company is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Acquiring Company of the Agreement nor the compliance by the Acquiring Portfolio with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of Paul Hastings LLP’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Company, on behalf of the Acquiring Portfolio, or the enforceability of the Agreement against the Acquiring Company and the Acquiring Portfolio.

In giving their opinion, Paul Hastings LLP may state that they are relying on the opinion of Venable LLP as to matters of Maryland law.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING COMPANY AND THE ACQUIRING

PORTFOLIO

The obligations of the Acquiring Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Company, on behalf of the Target Portfolio, of all the obligations to be performed by the Target Company, on behalf of the Target Portfolio, pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Company, on behalf of the Target Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Company, on behalf of the Target Portfolio, shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed by the Target Company’s President or a Vice President and the Treasurer or Secretary, in form and substance satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to such effect and as to such other matters with respect to the Target Portfolio as the Acquiring Portfolio shall reasonably request. The Acquiring Portfolio shall have received certified copies of the resolutions adopted by the Board of Directors, with respect to the Target Portfolio, approving this Agreement and the transactions contemplated herein.

7.2 The Target Portfolio shall have delivered to the Acquiring Portfolio (1) a statement as of the Closing Date of the Target Portfolio’s Assets and Assumed Liabilities, in accordance with paragraph 5.2, and (2) a list of the Target Portfolio’s portfolio securities showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Target Company.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Portfolio shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Portfolio Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.4 The Acquiring Company shall have received on the Closing Date an opinion of Venable LLP, as special Maryland counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Company and the Acquiring Portfolio, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Company is a corporation validly existing under the applicable laws of the State of Maryland.

(b) The Target Company, on behalf of the Target Portfolio, has the power to execute, deliver and perform all of the obligations under the Agreement of the Target Company, on behalf of the Target Portfolio, under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Target Company, on behalf of the Target Portfolio, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Target Company, on behalf of the Target Portfolio, under the applicable laws of the State of Maryland.

(c) The Agreement has been duly executed and delivered by the Target Company, on behalf of the Target Portfolio.

(d) The execution and delivery by the Target Company, on behalf of the Target Portfolio, of the Agreement and the performance of the obligations under the Agreement do not conflict with the charter or the bylaws of the Target Company.

(e) Neither the execution, delivery nor performance by the Target Company, on behalf of the Target Portfolio, of the Agreement nor its compliance by the Target Company, on behalf of the Target Portfolio, with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

7.5 The Acquiring Company shall have received on the Closing Date an opinion of Paul Hastings LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Company and the Acquiring Portfolio, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Company is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Target Company of the Agreement nor the compliance by the Target Portfolio with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of Paul Hastings LLP’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Company, on behalf of the Target Portfolio, or the enforceability of the Agreement against the Target Company and the Target Portfolio.

In giving their opinion, Paul Hastings LLP may state that they are relying on the opinion of Venable LLP as to matters of Maryland law.

7.6 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Target Portfolio, or sales loads of the Target Portfolio nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-14 Registration Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING COMPANY,

THE ACQUIRING PORTFOLIO, THE TARGET COMPANY AND THE TARGET PORTFOLIO

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquiring Company, the Acquiring Portfolio, the Target Company or the Target Portfolio, as applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement; if any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Portfolio, the Acquiring Portfolio shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to the Target Portfolio:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Portfolio, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Portfolio in accordance with the provisions of the Target Company’s charter and by-laws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Portfolio, in such form as shall be reasonably acceptable to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither the Acquiring Company, the Acquiring Portfolio, the Target Company nor the Target Portfolio may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Portfolio or the Target Portfolio, provided that any party hereto may waive any such conditions for itself.

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Company, with respect to the Acquiring Portfolio, on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Portfolio shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Company, the Acquiring Portfolio, the Target Company or the Target Portfolio, or the Adviser, Trustees, Directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Acquiring Company and the Target Company shall have received an opinion of Paul Hastings LLP, special counsel to the Acquiring Company and the Target Company, substantially to the effect that, based on certain facts, assumptions and representations of the parties, and upon certain certifications made by the Target Company, on behalf of the Target Portfolio, and the Acquiring Company, on behalf of the Acquiring Portfolio, and their respective authorized officers, for U.S. federal income tax purposes:

(a) the transfer to the Acquiring Portfolio of all of the Assets solely in exchange for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Assumed Liabilities of the Target Portfolio followed by the distribution by the Target Portfolio of Acquiring Portfolio Shares to the Target Portfolio Shareholders in complete liquidation of the Target Portfolio, all pursuant to this Agreement, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Acquiring Portfolio and the Target Portfolio will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(b) under section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon the receipt of all of the Assets solely in exchange for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Assumed Liabilities of the Target Portfolio except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in section 1256(b) of the Code as a result of the closing of the tax year of the Target Portfolio, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Portfolio;

(c) under sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of the Assets to the Acquiring Portfolio solely in exchange for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Assumed Liabilities or upon the distribution of Acquiring Portfolio Shares to the Target Portfolio Shareholders in exchange for such shareholders’ shares of the Target Portfolio in liquidation of the Target Portfolio except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Portfolio’s taxable year due to the Reorganization;

(d) under section 354 of the Code, no gain or loss will be recognized by the Target Portfolio Shareholders upon the exchange of their Target Portfolio shares solely for Acquiring Portfolio Shares in the Reorganization;

(e) under section 358 of the Code, the aggregate basis of Acquiring Portfolio Shares received by the Target Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Portfolio shares exchanged therefor by such shareholder;

(f) under section 1223(1) of the Code, the holding period of Acquiring Portfolio Shares to be received by the Target Portfolio Shareholder pursuant to the Reorganization will include the holding period of the Target Portfolio shares exchanged therefor, provided that the Target Portfolio Shareholder held the Target Portfolio shares as capital assets at the time of the Reorganization;

(g) under section 362(b) of the Code, the basis of each Asset transferred to the Acquiring Portfolio in the Reorganization will be the same in the hands of the Acquiring Portfolio as the basis of such Asset in the hands of to the Target Portfolio immediately prior to the transfer increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Portfolio upon the transfer; and

(h) under section 1223(2) of the Code, the holding period of each of the Assets in the hands of the Acquiring Portfolio will include the holding period of each such Asset when held by the Target Portfolio (except to the extent that the investment activities of the Acquiring Portfolio reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Target Portfolio’s taxable year or on which gain was recognized on the transfer to the Acquiring Portfolio).

Such opinion shall be based on customary assumptions and such representations as Paul Hastings LLP may reasonably request, and the Acquiring Company, on behalf of the Acquiring Portfolio, and the Target Company, on behalf of the Target Portfolio, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Portfolio, nor the Target Company, on behalf of the Target Portfolio, may waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, the Adviser or its affiliates shall bear the direct and indirect expenses incurred by the Acquiring Company, the Acquiring Portfolio, the Target Company and the Target Portfolio, each in connection with the transactions contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs, but not including any transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any of the Target Portfolio’s portfolio securities prior to or after the Closing Date. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 No party has made to the other party any representation, warranty and/or covenant not set forth herein in connection with the subject matters covered hereby and this Agreement constitutes the entire agreement between the parties with respect thereto.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Company, on behalf of the Acquiring Portfolio and by the Target Company, on behalf of the Target Portfolio. In addition, the Acquiring Company, on behalf of the Acquiring Portfolio, or the Target Company, on behalf of the Target Portfolio, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Company or the Board of Directors, the Target Company or the Board of Directors, or their respective officers, to any other party. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the officers of the Acquiring Company as specifically authorized by the Board of Directors or by the officers of the Target Company as specifically authorized by the Board of Directors; provided, however, that, following the meeting of the Target Portfolio Shareholders called by the Target Company, on behalf of the Target Portfolio, pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to the Target Portfolio Shareholders under this Agreement to the detriment of the Target Portfolio Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Portfolio or the Target Portfolio, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, Attention: John Genoy, President, or to any other address that the Acquiring Portfolio or the Target Portfolio shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SUNAMERICA SERIES, INC., on behalf of its series,

Focused Small-Cap Value Portfolio

By:
Name: [ ]
Title: [ ]

SUNAMERICA SERIES, INC., on behalf of its series,

SunAmerica Strategic Value Portfolio

By:
Name: [ ]
Title: [ ]

SUNAMERICA SERIES, INC.

Focused Small-Cap Value Portfolio

SunAmerica Strategic Value Portfolio

PART B

STATEMENT OF ADDITIONAL INFORMATION

May [     ], 2013

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Focused Small-Cap Value Portfolio (the “Small-Cap Value Portfolio”), a series of SunAmerica Series, Inc. (the “Corporation”), into the SunAmerica Strategic Value Portfolio (the “Strategic Value Portfolio” and together with the Small-Cap Value Portfolio, the “Portfolios” and each, a “Portfolio”), also a series of the Corporation.

This SAI contains information relating to the Reorganization, which may be of interest to the shareholders of the Small-Cap Value Portfolio but which is not included in the Combined Prospectus/Proxy Statement dated May [    ], 2013 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the Small-Cap Value Portfolio in exchange for the assumption of liabilities of the Small-Cap Value Portfolio and shares of the Strategic Value Portfolio. The Small-Cap Value Portfolio will distribute the Strategic Value Portfolio shares it receives to its shareholders in complete liquidation of the Small-Cap Value Portfolio as a series of the Corporation.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”), and is available upon request and without charge by writing to SunAmerica Strategic Value Portfolio, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or by calling (800) 858-8850.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information about the Small-Cap Value Portfolio and the Strategic Value Portfolio	B-2

Financial Statements	B-2

Pro Forma Financial Information	B-2

B-1

ADDITIONAL INFORMATION ABOUT

THE SMALL-CAP VALUE PORTFOLIO

AND THE STRATEGIC VALUE PORTFOLIO

For the Small-Cap Value Portfolio: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Corporation dated February 28, 2013, as supplemented, as filed with the SEC.

For the Strategic Value Portfolio: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Corporation dated February 28, 2013, as supplemented, as filed with the SEC.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the SunAmerica Strategic Value Portfolio, Inc. for the fiscal year ended October 31, 2012, and (ii) the Annual Report to Shareholders of the Small-Cap Value Portfolio for the fiscal year ended October 31, 2012, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the applicable Portfolio. The financial statements and the report of independent accountants therein are incorporated herein by reference.

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information provided herein should be read in conjunction with the Small-Cap Value Portfolio’s Annual Report for the fiscal year ended October 31, 2012, and the Strategic Value Portfolio’s Annual Report for the fiscal period ended October 31, 2012, each of which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the period ended October 31, 2012, is intended to present ratios and supplemental data as if the proposed Reorganization had been consummated at November 1, 2011. Future fees and expenses may be greater or less than those indicated below. The Reorganization is intended to consolidate the Small-Cap Value Portfolio, advised by SAAMCo, with the Strategic Value Portfolio, also advised by SAAMCo. The Strategic Value Portfolio, following completion of the Reorganization, may be referred to herein as the “Combined Portfolio.” The Strategic Value Portfolio will be the accounting survivor of the Reorganization. When the Reorganization is complete, the Small-Cap Value Portfolio’s shareholders will hold the same class of shares of the Strategic Value Portfolio as they currently hold of the Small-Cap Value Portfolio. The aggregate NAV of the Strategic Value Portfolio shares received in the Reorganization will equal the aggregate NAV of the Small-Cap Value Portfolio shares held by Small-Cap Value Portfolio shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Small-Cap Value Portfolio will hold a smaller percentage of ownership in the Combined Portfolio than such shareholder held in the Small-Cap Value Portfolio prior to the Reorganization.

The Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Small-Cap Value Portfolio or its shareholders as a result of the Reorganization. The aggregate tax basis of the Strategic Value Portfolio shares received by the shareholders of the Small-Cap Value Portfolio will be the same as the aggregate tax basis of the Small-Cap Value Portfolio shares held by such shareholder immediately before the Reorganization. The historical cost basis of the Small-Cap Value Portfolio investments will be carried over to the Strategic Value Portfolio.

The Portfolios have the same servicing agent, custodian, transfer agent and distributor. Each of these service providers has entered into an agreement with the Corporation, on behalf of each Portfolio, which agreements govern the provision of services to the respective Portfolios. Such agreements contain substantially similar terms and provide for identical services with respect to the Small-Cap Value Portfolio and the Strategic Value Portfolio. The Reorganization will not result in any significant changes to the Strategic Value Portfolio’s agreements.

B-2

Pursuant to the Investment Advisory and Management Agreements between SAAMCo and the Corporation, on behalf of each Portfolio, SAAMCo receives for its services to the relevant Portfolio monthly compensation at the annual rate of 0.75% of the average daily net assets. Pursuant to an Expense Limitation Agreement with respect to each Portfolio (the “Expense Limitation Agreement”), SAAMCo is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 1.72%, 2.37%, and 2.37% for Class A, Class B, and Class C shares, respectively, of each Portfolio and the Pro Forma Combined Portfolio. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” do not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees or expenses. As of October 31, 2012, the total net assets of the Small-Cap Value Portfolio and the Strategic Value Portfolio were $97,208,723 and $162,154,490, respectively. The net assets of the Combined Portfolio as of October 31, 2012, would have been approximately $259,352,528.

On a pro forma basis for a full year, the proposed Reorganization would have resulted in no change in the management fees paid by the Combined Portfolio, and a decrease of approximately $91,138 in other operating expenses for the Combined Portfolio, resulting in a $0.01 per share total expense decrease. The following table sets forth the changes in fees and expenses (shown both as a dollar amount and as a percentage of average net assets) that would have resulted in a decrease of the other operating expenses of the Combined Portfolio.

	Dollar Increase/(Decrease)	Basis Point Increase/(Decrease)
Distribution and service maintenance fees	$—	—%
Transfer agent fees and expenses	—	—
Registration fees	(7,865)	(0.00)
Custodian and accounting fees	(33,497)	(0.01)
Audit and tax fees	(35,160)	(0.01)
Reports to shareholders	—	—
Legal fees	(2,187)	(0.00)
Directors’ fees and expenses	—	—
Interest expense	(454)	(0.00)
Other expenses	(19,743)	(0.01)
Expense recoupment	7,768	0.00

	$(91,138)	(0.03)%

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

Prior to the Closing Date, the Small-Cap Value Portfolio will declare a distribution to its shareholders, if any, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

While the portfolio manager of the Strategic Value Portfolio does not anticipate requesting the disposition of any of the Small-Cap Value Portfolio’s portfolio holdings before the closing of the Reorganization, the portfolio manager does anticipate disposing of a substantial portion of the Small-Cap Value Portfolio’s portfolio holdings (approximately 75% as of February 28, 2013), following the closing of the Reorganization.

The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Small-Cap Value Portfolio’s basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Small-Cap Value Portfolio as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Portfolio’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

B-3

Because substantially all of the portfolio holdings of the Small-Cap Value Portfolio as of February 28, 2013 are expected to be sold following the closing of the Reorganization, there may be a capital gain or loss associated with such sales. Whether substantially all of the Small-Cap Value Portfolio’s portfolio holdings are sold will depend upon market conditions and portfolio composition of the Portfolios at the time of the Reorganization. If all such holdings were sold on February 28, 2013, the sales would result in a net capital gain position of $5,707,092 or $0.39 per share, assuming all Small-Cap Value Portfolio shareholders as of February 28, 2013 elect to participate in the Reorganization and there is no attrition in the number of Strategic Value Portfolio shareholders as February 28, 2013. This amount does not take into account any available capital loss carryforwards and current year net realized capital gains or losses. As of February 28, 2013, it is anticipated that the estimated net capital gain position presented above will be offset in its entirety by available capital loss carryforwards. Any capital gains recognized in these sales on a net basis will be distributed to shareholders as capital gain distributions (to the extent of net realized long-term capital gains) and/or ordinary income dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions may be taxable to shareholders. The actual amount of capital gains or losses resulting from the sale of Small-Cap Value Portfolio’s portfolio holdings will differ from the amounts stated above due to changes in market conditions, portfolio composition and market values at the time of sale.

The Strategic Value Portfolio will succeed to the capital loss carryforwards, if any, of the Small-Cap Value Portfolio. For five years beginning after the Closing Date of the Reorganization, the Combined Portfolio will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Portfolio with capital loss carryforwards and certain built-in losses attributable to another Portfolio. The Strategic Value Portfolio had capital loss carryforwards of approximately $132,601,390 as of its last fiscal year end October 31, 2012, which will expire between 2016 and 2017. The Small-Cap Value Portfolio had capital loss carryforwards, as of its last fiscal year end October 31, 2012, of approximately $49,821,607, of which $44,073,518 expire between 2014 and 2016 and $5,748,089 of unlimited losses which will be required to be utilized prior to any losses with an expiration date.1

Shareholders of the Small-Cap Value Portfolio may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Small-Cap Value Portfolio’s securities prior to and/or after the Reorganization as described in the Reorganization Agreement. SAAMCo has estimated that the brokerage commission and other transaction costs associated with the pre-Reorganization and post-Reorganization portfolio repositioning will be approximately $0 and $29,972, respectively, or, based on shares outstanding as of October 31, 2012, $0 per share and $0.002 per share, respectively. The total expenses incurred in connection with the Reorganization are estimated to be approximately $[    ]. Neither Portfolio will pay any expenses of shareholders arising out of or in connection with the Reorganization (other than the transaction costs discussed above). All other expenses of each of the parties shall be paid by the applicable party.

[1]

Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. federal income tax law. Therefore, it is possible that not all of the capital losses will be available for use. As a result of prior reorganizations, as of October 31, 2012, based on current tax law, the Small-Cap Value Portfolio may have $5,527,643 of capital losses that will not be available for use.

B-4

PART C

OTHER INFORMATION

Item 15. Indemnification

Article V of the By-laws provides as follows:

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the charter of the Corporation and these Bylaws shall vest immediately upon election of a director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the Investment Company Act of 1940, as amended. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Article EIGHTH of the charter provides as follows:

(5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws of the Corporation and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. The right of indemnification provided hereunder shall not be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that this provision shall not be construed to protect any director or officer against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this provision shall adversely affect any right or protection provided hereunder that exists at the time of such amendment, modification or repeal.

Item 16. Exhibits

(1)(a)	Articles of Incorporation, as Amended. Incorporated herein by reference to Exhibit 1(A) of the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on August 30, 1996.

(b)	Articles Supplementary dated August 1, 1996. Incorporated herein by reference to Exhibit 1(B) of the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on August 30, 1996.

(c)	Articles of Amendment dated August 19, 1996. Incorporated herein by reference to Exhibit 1(C) of the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on August 30, 1996.

(d)	Articles of Amendment dated November 13, 1996. Incorporated herein by reference to Exhibit 1(D) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996.

(e)	Articles Supplementary of Amendment dated September 23, 1997. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

(f)	Articles Supplementary of Amendment dated April 15, 1998. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

(g)	Articles Supplementary dated May 15, 1998. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

(h)	Articles of Amendment dated March 29, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

(i)	Articles of Amendment dated September 8, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

(j)	Articles Supplementary dated November 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

(k)	Articles Supplementary dated May 22, 2000. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

(l)	Articles Supplementary dated March 1, 2001. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

(m)	Articles of Amendment dated September 26, 2001. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Exhibit 1(M) of the Registrant’s Registration Statement On Form N-14 (File no. 333-67844) filed on October 3, 2001.

(n)	Articles Supplementary dated September 27, 2001. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Exhibit 1(N) of the Registrant’s Registration Statement on Form N-14. (File no. 333-67844) filed on October 3, 2001.

(o)	Articles Supplementary dated April 16, 2002. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

(p)	Articles Supplementary dated October 23, 2002. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on October 28, 2002.

(q)	Articles of Amendment dated December 17, 2003. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.

(r)	Articles of Amendment dated February 17, 2004. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.

(s)	Articles Supplementary dated December 6, 2004. Incorporated by reference to the identically numbered Exhibit of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2006.

(t)	Articles of Amendment dated May 25, 2006. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2007.

(u)	Articles of Amendment dated November 14, 2006. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2007.

(v)	Articles Supplementary dated February 5, 2007. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2007.

(w)	Articles Supplementary dated March 14, 2007. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on March 15, 2007.

(x)	Articles Supplementary dated January 10, 2008. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2008.

(y)	Articles Supplementary dated June 24, 2009. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on June 29, 2009.

(z)	Articles Supplementary dated August 26, 2009. Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 23, 2010.

(aa)	Articles of Amendment dated February 23, 2011. Incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2011.

(bb)	Articles Supplementary dated October 28, 2011. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2012.

(cc)	Articles Supplementary dated April 20, 2012. Incorporated herein by reference to Post-Effective Amendment No. 69 to the Registration Statement on form N-1A (File No. 333-11283) filed on February 28, 2013.

(2)(a)	Amended and Restated By-Laws dated March 4, 2008. Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 19, 2008.

(b)	Amendment No. 1 to the Bylaws dated May 29, 2009. Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 23, 2010.

(c)	Amendment No. 2 to the Amended and Restated By-Laws dated as of April 1, 2011. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2012.

(3)	None.

(4)	Form of Agreement and Plan of Reorganization (included as Appendix B to the Combined Prospectus/Proxy Statement included in this Registration Statement).

(5)	Instruments Defining Rights of Shareholders. Incorporated herein by reference to Exhibits (1) and (2) above.

(6)(a)	Investment Advisory and Management Agreement. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.

(b)	Amendment to Investment Advisory and Management Agreement. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 21, 2007.

(c)	Amendment to Investment Advisory and Management Agreement. Incorporated herewith by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on March 15, 2007.

(d)	Amendment to Investment Advisory and Management Agreement dated as of August 22, 2008. Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 19, 2008.

(e)	Amendment to Investment Advisory and Management Agreement dated as of December 7, 2009. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 2010.

(f)	Amendment to Investment Advisory and Management Agreement dated as of January 25, 2010. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 2010.

(g)	Amendment to Investment Advisory and Management Agreement dated as of February 28, 2011. Incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2011.

(h)	Subadvisory Agreement between SunAmerica and Thornburg Investment Management, Inc. Incorporated herein by reference to Exhibit (xix) of Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.

(i)	Subadvisory Agreement between SunAmerica and Janus Capital Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on August 2, 2005.

(j)	Subadvisory Agreement between SunAmerica and Kinetics Asset Management. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2006.

(k)	Subadvisory Agreement between SunAmerica and BlackRock Investment Management LLC. Incorporated herewith by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2007.

(l)	Amendment to Subadvisory Agreement between SunAmerica and BlackRock Investment Management LLC. Incorporated herewith by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2007.

(m)	Amendment to Subadvisory Agreement between SunAmerica and Thornburg Investment Management, Inc. Incorporated herewith by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2007.

(n)	Amendment to Subadvisory Agreement between SunAmerica and Kinetics Asset Management. Incorporated herein by reference to Exhibit No. xxx of Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on March 15, 2007.

(o)	Amendment to Subadvisory Agreement between SunAmerica and Janus Capital Management, LLC. Incorporated herein by reference to Exhibit No. xxxi of Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on March 15, 2007.

(p)	Amendment to Subadvisory Agreement between SunAmerica and Thornburg Investment Management, Inc. Incorporated herein by reference to Exhibit No. xxxii of Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on March 15, 2007.

(q)	Form of Amendment to Subadvisory Agreements between SunAmerica and the following:

BlackRock Investment Management, LLC; Janus Capital Management; Kinetics Asset Management Corp.; Thornburg Asset Management, Inc.; Incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 21, 2007.

(r)	Amendment to Subadvisory Agreement between SunAmerica and BlackRock Investment Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 19, 2008.

(s)	Amendment to Subadvisory Agreement between SunAmerica and Janus Capital Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 19, 2008.

(t)	Amendment to Subadvisory Agreement between SunAmerica and Kinetics Asset Management Corp. Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 19, 2008.

(u)	Amendment to Subadvisory Agreement between SunAmerica and Thornburg Investment Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 19, 2008.

(v)	Amendment to Subadvisory Agreement between SunAmerica and Kinetics Asset Management. Incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2011.

(7)(a)	Distribution Agreement. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

(b)	Form of Selling Agreement. Incorporated herewith by reference to Exhibit No. (e)(ii) of Post-Effective Amendment No. 46 to the Registration Statement of SunAmerica Income Funds on Form N-1A (File 33-6502) filed on July 29, 2011.

(8)(a)	Disinterested Trustees and Directors’ Retirement Plan. Incorporated herein by reference to Exhibit F(1) of Post-Effective Amendment No. 45 to SunAmerica Equity Funds’ Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

(b)	Amendment to Disinterested Trustees and Directors’ Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 33-8021) of SunAmerica Equity Funds filed on January 27, 2009.

(9)	Custodian Agreement, as amended. Incorporated by reference to the identically numbered Exhibit of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2006.

(10)(a)	Amended and Restated Plans of Distribution Pursuant to Rule 12b-1 (Class A shares). Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 21, 2007.

(b)	Amended and Restated Plans of Distribution Pursuant to Rule 12b-1 (Class B shares). Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 21, 2007.

(c)	Amended and Restated Plans of Distribution Pursuant to Rule 12b-1 (Class C shares). Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 21, 2007.

(d)	Amended and Restated 18f-3 Plan. Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 23, 2010.

(11)	Opinion and consent of Venable LLP, special Maryland counsel for the Registrant.*

(12)	Form of tax opinion and consent of Paul Hastings LLP, special counsel for the Registrant.*

(13)(a)	Amended and Restated Service Agreement. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 21, 2007.

(b)	Transfer Agency Agreement. Incorporated herein by reference to Exhibit 9(b) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A.

(c)	Amendment to Transfer Agency Agreement. Incorporated herein by reference to Exhibit (H)(iv) of Post-Effective Amendment No. 45 to SunAmerica Equity Funds’ Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

(d)	Amended and Restated Administrative and Shareholder Services Agreement dated August 25, 2009, as amended on March 1, 2011. Incorporated herein by reference to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on March 30, 2011.

(e)	Amended Expense Limitation Agreement by and among Registrant, SunAmerica Specialty Series, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, SunAmerica Senior Floating Rate Fun, Inc. and SunAmerica. Incorporated herein by reference to Post-Effective Amendment No. 54 to the SunAmerica Equity Fund’s Registration Statement on Form N-1A (File No. 333-11283) filed on January 27, 2012.

(14)(a)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Registrant.*

(b)	Consent of Paul Hastings LLP.*

(15)	None.

(16)	Power of Attorney is included on the signature page hereto.

(17)(a)	Prospectus and Statement of Additional Information of SunAmerica Series, Inc., with respect to each of the Focused Small-Cap Value Portfolio and the SunAmerica Strategic Value Portfolio, dated February 28, 2013. Incorporated herein by reference to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2013.

(b)	Annual Report to Shareholders of SunAmerica Series, Inc., with respect to each of the Focused Small-Cap Value Portfolio and the SunAmerica Strategic Value Portfolio, for the fiscal year ended October 31, 2012. Previously filed on Form N-CSR (File No. 811-07797) on January 8, 2013 and incorporated herein by reference.

(c)	Form of Proxy Card.*

*	Filed herewith.

Item 17. Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey, on the 16th day of April, 2013.

SUNAMERICA SERIES, INC. (Registrant)

By:	/s/ John T. Genoy
John T. Genoy President

Each person whose signature appears below hereby authorizes Peter A. Harbeck, Donna M. Handel, John T. Genoy, James Nichols, Gregory N. Bressler, Kathleen D. Fuentes, John E. McLean, Nori L. Gabert, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Peter A. Harbeck	Director	April 16, 2013
(Peter A. Harbeck)

/s/ Donna M. Handel	Treasurer (Principal Financial and Accounting Officer)	April 16, 2013
(Donna M. Handel)

/s/ Stephen J. Gutman	Director	April 16, 2013
(Stephen J. Gutman)

/s/ William F. Devin	Director	April 16, 2013
(William F. Devin)

/s/ Dr. Judith L. Craven	Director	April 16, 2013
(Dr. Judith L. Craven)

/s/ John T. Genoy	President (Principal Executive Officer)	April 16, 2013
(John T. Genoy)

/s/ Richard W. Grant	Director	April 16, 2013
(Richard W. Grant)

/s/ William J. Shea	Director	April 16, 2013
(William J. Shea)

SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number	Description

11	Opinion and consent of Venable LLP.

12	Form of tax opinion and consent of Paul Hastings LLP.

14(a)	Consent of PricewaterhouseCoopers LLP.

(b)	Consent of Paul Hastings LLP.

17(c)	Form of Proxy Card.